SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|X| Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

|_| Definitive Information Statement

                               MRU Holdings, Inc.
          ------------------------------------------------------------
                (name of registrant as specified in the charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:
      __________________________

(2)   Aggregate number of securities to which transaction applies:
      __________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

(4)   Proposed maximum aggregate value of transaction: $__________________

(5)   Total fee paid: $____________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: __________________________________________
Form, Schedule or Registration Statement No.:_____________________ Filing Party: ___________________________________________________
Date Filed: ______________________________________________________

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                    NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
                         OF THE MAJORITY STOCKHOLDERS OF

                               MRU Holdings, Inc.

                           1114 Avenue of the Americas
                                   30th Floor
                            New York, New York 10036

                       TO BE EFFECTIVE FEBRUARY ___, 2006
       ------------------------------------------------------------------

             We are not asking you for a Proxy and you are requested
                             not to send us a Proxy

Dear Stockholder:

We are writing to give you notice of, and the attached information statement is being distributed in connection with, an action by written consent of the majority stockholders of MRU Holdings, Inc., a Delaware corporation ("MRU" or the "Company"), taken on December 30, 2005 which will be effective on February ____, 2006.

Action was taken to amend and restate our Certificate of Incorporation, as previously amended (the "Amended and Restated Certificate of Incorporation") in order to designate a new class of preferred stock, which shall be designated as Series B Convertible Preferred Stock, par value $0.001 per share, and to set forth the relative powers, preferences and rights among the classes and series of the Company's capital stock. We believe that the amendment and restatement of the Company's Certificate of Incorporation is in the best interests of the Company and its stockholders.

No action is required by you. The accompanying information statement is furnished only to inform you of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This information statement is being mailed to you on or about January ___, 2006.

Please note that 12 of our common stockholders, who collectively control 53.2% of the issued and outstanding shares of our common stock, have provided their written consent to approve the Amended and Restated Certificate of Incorporation. Additionally, 22 of our preferred stockholders, who collectively control 56.5% of the issued and outstanding shares of our Series A preferred stock, have provided their written consent to approve the Amended and Restated Certificate of Incorporation. The number of votes held by these stockholders is sufficient to satisfy the stockholder vote requirement to amend and restate our Certificate of Incorporation, and no further consent of any stockholders will be required to approve the Amended and Restated Certificate of Incorporation.

By order of the Board of Directors,


/s/ Edwin J. McGuinn
------------------------------------
Edwin J. McGuinn
Chairman and Chief Executive Officer
New York, New York
January ___, 2006

                    -----------------------------------------

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                           MAJORITY OF STOCKHOLDERS OF

                               MRU HOLDINGS, INC.

                           1114 Avenue of the Americas
                                   30th Floor
                            New York, New York 10036

                    -----------------------------------------

We are furnishing this Information Statement to you to provide you with information and a description of the actions taken by written consent of stockholders owning a majority of our voting shares as of December 30, 2005 in accordance with the Delaware General Corporation Law (the "DGCL"). These actions were taken by 12 of our common stockholders, including certain directors and executive officers of the Company, and 22 of our preferred stockholders, who collectively own 53.2% of our issued and outstanding shares of common stock, par value $0.001 per share (the "Common Stock") and 56.5% of our issued and outstanding shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"). As a result, holders owning in excess of the required number of shares necessary for the adoption of the actions, have consented to the actions.

             We are not asking you for a Proxy and you are requested
                             not to send us a Proxy

This Information Statement is being mailed on or about January ___, 2006 to all holders of our Common Stock and Series A Preferred Stock of record as at the close of business on December 16, 2005, the record date set by our board of directors for determining the stockholders entitled to consent to the actions described herein. The Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the outstanding shares of our Common Stock and Series A Preferred Stock.

We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

                           MRU Holdings, Inc.
                           1114 Avenue of the Americas, 30th Floor
                           New York, New York 10036
                           Attention: Vishal Garg, Chief Financial Officer

We have determined that the amendment and restatement of our Certificate of Incorporation as described herein will not give rise under Delaware law or the Company's Certificate of Incorporation or Bylaws to any right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                                     GENERAL

Our board of directors has unanimously proposed and declared advisable the amendment and restatement of our Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation") to establish a new class of preferred stock designated as Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock") and to make certain amendments to the powers, preferences and rights of our Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock").

Pursuant to a written consent dated as of December 30, 2005, holders of a majority of our Common Stock and Series A Preferred Stock, who together own 53.2% of our outstanding Common Stock and 56.5% of our outstanding Series A Preferred Stock, approved the action described in this Information Statement. As a result, holders owning in excess of the required number of shares necessary for the adoption of the actions have consented to the action.

                                  FIRST ACTION
                         AMENDMENT TO AND RESTATEMENT OF
                        THE CERTIFICATE OF INCORPORATION

Our board of directors approved the amendment and restatement of our Certificate of Incorporation on December 30, 2005 and submitted the amendment and restatement to our stockholders for approval. On December 30, 2005, the holders of a majority of our outstanding Common Stock and Series A Preferred Stock acted by written consent to authorize the amendment and restatement of our Certificate of Incorporation. The amendment and restatement of our Certificate of Incorporation will: (i) create a new series of preferred stock, to be designated as Series B Convertible Preferred Stock and (ii) amend the relative powers, preferences and rights as between the authorized classes and series of our preferred stock. A copy of our Amended and Restated Certificate of Incorporation is included as Exhibit A to this Information Statement and is incorporated herein by reference.

Our Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on March 2, 2000. It was amended in February, 2003 to change the name of the Company from Dr. Protein.com, Inc. to Pacific Technology, Inc. It was further amended in June, 2004 to change our name from Pacific Technology, Inc. to MRU Holdings, Inc. Our Certificate of Incorporation authorizes our board of directors to issue twenty five million shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). In January, 2006, our board of directors designated 4,500,000 shares of Preferred Stock as the Series A Preferred Stock, and adopted a Certificate of Designations of Powers, Preferences and Rights for the Series A Preferred Stock. Additionally, our stockholders approved a further amendment to our Certificate of Incorporation on September 20, 2005, authorizing the board of directors to issue up to 225,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock.

Procedure for Approval of the Amended and Restated Certificate of Incorporation

We are incorporated in the State of Delaware. Under the Delaware General Corporation Law ("DGCL"), any action that may be taken at a meeting of the stockholders may also be taken without a meeting and without prior notice if the holders of a majority of the outstanding shares entitled to vote sign a written consent that sets forth the action so taken. Prompt notice of the action so taken must be given to those stockholders who have not consented in writing and who had the right to vote on the matter as to which consent had been solicited.


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

As of December 16, 2005, the record date for determination of the stockholders entitled to receive this Information Statement, there were 14,256,942 shares of our Common Stock issued and outstanding, 12,890,657 shares of Common Stock issuable upon exercise of options and warrants issued by the Company, 2,809,966 shares of Common Stock issuable upon conversion of issued and outstanding shares of Series A Preferred Stock, and 6,500,000 shares of Common Stock reserved for issuance under the Company's stock option plans, of which 3,631,250 shares were issued as of December 31, 2005 under our Employee Stock Option Plan and 183,500 shares were issued as of December 31, 2005 under our consultant pool. As of December 16, 2005, there were also 2,809,966 shares of our Series A Preferred Stock issued and outstanding and entitled to vote on the amendment and restatement of our Certificate of Incorporation. The holders of our Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. The holders of our Series A Preferred Stock are only entitled to vote on matters involving (i) the alteration of the rights, preferences or privileges of holders of our Series A Preferred Stock, (ii) an increase or decrease in the number of shares of our Series A Preferred Stock authorized for issuance; (iii) any action by the Company that would result in taxation of holders of shares of Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended. For matters upon which holders of our Series A Preferred Stock may vote, each share entitles the holder thereof to one vote.

On December 30, 2005, our board of directors, by unanimous written consent, adopted resolutions proposing and declaring advisable the Amended and Restated Certificate of Incorporation. By written consent dated as of December 30, 2005, the holders of a majority of the outstanding shares of our Common Stock and our Series A Preferred Stock approved the Amended and Restated Certificate of Incorporation. The holders of our Common Stock which consented to the Amended and Restated Certificate of Incorporation collectively hold 53.2% of our outstanding Common Stock, in excess of the 50% required under Delaware law to approve an amendment of our Certificate of Incorporation. The holders of our Series A Preferred Stock which consented to the Amended and Restated Certificate of Incorporation collectively hold 56.5% of our outstanding Series A Preferred Stock, in excess of the 50% required to approve an amendment of our Certificate of Incorporation which alters the rights, preferences or privileges of the Series A Preferred Stock.

Designation of Series B Convertible Preferred Stock

Our Amended and Restated Certificate of Incorporation designates 12,000,000 shares of Preferred Stock as Series B Preferred Stock. Upon our receipt of approval of the Amended and Restated Certificate of Incorporation and the filing thereof with the Secretary of State of the State of Delaware, our board of directors will be authorized to issue 12,000,000 shares of Series B Convertible Preferred Stock. The powers, preferences and rights of the Series B Preferred Stock set forth in the Amended and Restated Certificate of Incorporation include:

      Voting Rights.

The holders of Series B Preferred Stock shall be entitled to voting rights at any annual or special meeting of the stockholders, for the purposes of any written consent of the stockholders, and for all other purposes on all matters being voted on by our stockholders. Each share of Series B Preferred Stock shall entitle the holder thereof to a number of votes equal to the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible upon exercise of the conversion rights described below. The holders of Class B Preferred and Common Stock shall vote as a single class on all matters submitted to a vote of our stockholders, except as otherwise provided by law. The holders of the Series B Preferred Stock shall not have cumulative voting rights.


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

      Dividends.

The holders of our Series B Preferred Stock are entitled to receive annual dividends in an amount per share equal to six percent (6%) of the purchase price of such share of Series B Preferred Stock, payable annually in arrears in additional shares of Series B Preferred Stock. Dividends on the Series B Preferred Stock shall cease to accrue, and all accrued dividends shall be declared and paid, at such time as the closing price of the Company's Common Stock, listed on either the NASDAQ National Market or the New York Stock Exchange, is at least three times the original purchase price of such shares of Series B Preferred Stock for at least five consecutive trading days. Additionally, holders of our Series B Preferred Stock shall be entitled to participate, on an as-converted basis, in any dividend declared or paid on our Common Stock. However, the holders of Series B Preferred Stock will not be entitled to participate in dividends declared and paid solely in shares of Common Stock with respect to which the conversion value of the Series B Preferred Stock has been adjusted as provided in the Amended and Restated Certificate of Incorporation.

      Liquidation Preference.

In the event of any distribution of assets of the Company upon our liquidation, dissolution, or winding up, the holders of Series B Preferred Stock will be entitled to receive assets and funds available for distribution after payments to creditors in preference to the holders of any other class of our equity securities (including the Series A Preferred Stock and Common Stock), in an amount equal to (i) any accrued and unpaid dividends, and then (ii) the purchase price of such outstanding shares of Series B Preferred Stock. After such distribution, the assets of the Company available to be distributed to the stockholders shall be distributed to the holders of outstanding shares of Series A Preferred Stock in the amount of the liquidation preference of such shares of Series A Preferred Stock as set forth in greater detail in the Amended and Restated Certificate of Incorporation plus any accrued and unpaid dividends. Any remaining assets will then be distributed to the holders of Series B Preferred Stock and holders of Common Stock, on a pro-rata, as-converted basis.

The sale, conveyance or disposition of substantially all of the Company's assets or any consolidation, merger or change in control of the Company shall be deemed to be events of liquidation, dissolution or winding up of the Company. However, in any sale, consolidation, merger or change of control transaction, any holder of Series B Preferred Stock may elect to be treated have such holder's shares treated as if they had been converted to shares of Common Stock immediately prior to such transaction and to receive the consideration they would have received as a holder of Common Stock in such transaction.

      Conversion Rights.

Each share of Series B Preferred Stock shall be convertible into the number of shares of Common Stock which results from dividing the original purchase price of such share of Series B Preferred Stock by a conversion value per share in effect at the time of conversion. The outstanding shares of Series B Preferred Stock shall be converted into Common Stock by the Company in the event that: (i) the holders of a majority of the outstanding shares of Series B Preferred Stock elect to have the Company convert the Series B Preferred Stock into Common Stock; or (ii) the Common Stock underlying such shares of Series B Preferred Stock is freely tradable pursuant to the exemption from registration under Rule 144(k) or an effective registration statement, and the market price of the Common Stock for any five consecutive trading days trades on either the NASDAQ National Market or the NYSE at a price equal to or greater than five times the original issuance price of the Series B Preferred Stock.

The conversion value per share of the Series B Preferred Stock shall initially be the original issuance price of the Series B Preferred Stock. The conversion value per share shall be reduced in the event that the Company issues Common Stock or securities convertible into Common Stock for consideration per share of Common Stock (or, in the case of securities convertible into Common Stock, the conversion value of such securities) of less than the conversion value per share of Series B Preferred Stock in effect at the time of such issuance. Prior to conversion of the Series B Preferred Stock, if the number of outstanding shares of Common Stock is increased due to a stock split, stock dividend or similar event, the conversion value per share of Series B Preferred Stock shall be proportionately reduced; if the number of outstanding shares of Common Stock is reduced by a combination or reclassification of shares or other similar event, the conversion value per share of Series B Preferred Stock shall be proportionately increased.

      Protective Provisions.

For so long as at least 3,275,000 shares of Series B Preferred Stock are outstanding, the consent of the holders of at least a majority of the Series B Preferred Stock is required for: (i) any sale by the Company of all or substantially all of its assets, or any merger of the Company with another entity, or any liquidation or winding up of the Company, in each case where such transaction or event results in net proceeds, on a per share basis, received by each holder of Series B Preferred Stock, of less than three times the original purchase price of the Series B Preferred Stock, (ii) any amendment of the Amended and Restated Certificate of Incorporation or the Company's By-laws in a manner adverse to the Series B Preferred Stock, (iii) the authorization or designation of any equity security senior to or on parity with the Series B Preferred Stock, (iv) the issuance of any shares of Common Stock after December 31, 2005 (except for shares issued or issuable upon certain terms set forth more fully in the Amended and Restated Certificate of Incorporation), any shares of Preferred Stock, any rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or convertible securities, or any securities convertible into or exchangeable for Common Stock, (v) any debt in excess of $4,000,000 for working capital purposes (i.e., excluding warehouse credit facilities), (vi) any increase in the number of shares issuable pursuant to the Company's stock option plans, or the creation of any new stock option plans, (vii) the payment of any dividend on or the purchase, redemption or other acquisition of any Series A Preferred Stock or Common Stock, or (viii) any increase or decrease in the authorized size of the Company's board of directors.

      Redemption.

The holders of a majority of the outstanding shares of Series B Preferred Stock may elect to cause the Company to redeem all the issued and outstanding shares of Series B Preferred Stock at any time following December 31, 2005. The amount that the Company shall pay for each share of Series B Preferred Stock redeemed shall be equal to the greater of (i) the original issuance price of the Series B Preferred Stock plus any accrued and unpaid dividends, or (ii) the fair market value of the Series B Preferred Stock on the date the Series B Preferred Stock holders submit notice to the Company that a majority of such holders have elected to have the Company redeem the Series B Preferred Stock. Such amount shall be payable in two equal annual installments commencing 90 days following the receipt by the Company of the notice of the redemption election by a majority of the holders of shares of Series B Preferred Stock. If the Company does not have the necessary funds to legally redeem the shares of Series B Preferred Stock, the Company shall redeem as many shares of Series B Preferred Stock as it may legally redeem and pay interest at an annual rate of 15%, payable quarterly, on all shares which the Company has the obligation to redeem but legally cannot redeem.

      Board of Directors.

The holders of the Series B Preferred Stock have the right to elect two members of the Company's board of directors. The number of authorized members of the Company's board of directors shall be set at nine, and neither the board of directors nor the Company's stockholders shall have the right to increase or decrease the number of authorized directors without the consent of the holders of at least a majority of the outstanding shares of the Series B Preferred Stock.


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

      Right of First Refusal.

For so long as at least 3,275,000 shares of the Series B Preferred Stock remain outstanding, if the Company proposes to offer any Series A Preferred Stock or Common Stock (other than securities issued to employees pursuant to the Company's stock option plans, securities issued in connection with the acquisition of another company, or securities offered to the public pursuant to an underwritten public offering), the Company must offer to the holders of shares of Series B Preferred Stock sufficient shares of such equity securities so that such holders of Series B Preferred Stock may maintain their pro rata ownership of the Common Stock of the Company. In determining the pro rata ownership of the holders of shares of Series B Preferred Stock wishing to exercise the right of first refusal on newly issued equity securities, shares of such Series B Preferred Stock holders shall be counted on an as-converted basis towards the determination of the pro rata ownership of the Company's Common Stock.

Amendment to the Powers, Preferences and Rights of the Series A Preferred Stock

The Amended and Restated Certificate of Incorporation includes the powers, preferences and rights granted to the Series A Preferred Stock, which were previously set forth in a Certificate of Designation. In addition, the powers, preferences and rights of the Series A Preferred Stock have been amended as necessary to accommodate the power, preferences and rights of the Series B Preferred Stock.

As of December 16, 2005, there were 4,500,000 authorized shares of Series A Preferred Stock, of which 2,809,966 were issued and outstanding.

The amendments to our Series A Preferred Stock were approved by our board of directors and by the holders of a majority of the outstanding shares of Series A Preferred Stock in order to accommodate the designation of the Series B Preferred Stock with a liquidation preference superior to the rights of the Series A Preferred Stock, and to amend the voting rights of holders of our Series A Preferred Stock. The effect on the holders of our Series A Preferred Stock will be as follows:

      o Liquidation Preference: The Series A Preferred Stock shall be junior the Series B Preferred Stock with respect to distributions due to holders of the Series B Preferred Stock upon our liquidation, dissolution, or winding up. In the event of any distribution assets of the Company upon our liquidation, dissolution, or winding up, the holders of shares of Series B Preferred Stock will be entitled to receive assets and funds available for distribution after payments to creditors in preference to the holders of any other class of our equity securities, in an amount equal to the purchase price of such outstanding shares of Series B Preferred Stock plus any accrued and unpaid dividends. After such distribution, the assets of the Company available to be distributed to the stockholders shall be distributed to the holders of outstanding shares of Series A Preferred Stock in an amount equal to the greater of (i) the original purchase price of such shares of Series A Preferred Stock plus any accrued and unpaid dividends or (ii) the amount that the holders of shares of Series A Preferred Stock would be entitled to had they converted their shares of Series A Preferred Stock to Common Stock immediately prior to such liquidation, dissolution or winding up. If any assets of the Company remain after distribution to the holders of outstanding shares of Series A Preferred Stock, then such remaining assets shall be distributed to the holders of Series B Preferred Stock and holders of Common Stock, on a pro-rata, as-converted basis.


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

      o Voting Rights: The Amended and Restated Certificate of Incorporation does not provide the holders of Series A Preferred Stock with any voting rights except as required by law and except as is necessary for the fulfillment of certain protective provisions provided for in the Amended and Restated Certificate of Incorporation, which protective provisions were part of the Certificate of Designations. The Certificate of Designations provided, but the Amended and Restated Certificate of Incorporation no longer provides, that holders of Series A Preferred Stock would be granted voting rights in the event of: (i) any consolidation, merger, or change in control of the Company; (ii) the Company's failure to pay in full any dividend payable on the outstanding shares of Series A Preferred Stock; (iii) any amendment of the Certificate of Incorporation that is not approved by a majority of the holders of the outstanding shares of Series A Preferred Stock; (iv) the Company's failure to comply with certain provisions of the Certificate of Designation;
            (v) any representation or warranty of the Company in the documents surrounding the issuance of the Series A Preferred Stock were materially false or misleading when made; or (vi) the Company seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law.

      o Dividends. The holders of Series A Preferred Stock have the right to participate, on an as-converted basis, in any dividend declared or paid with respect to the Common Stock, except if such dividends are paid solely in shares of Common Stock and the conversion value of the Series A Preferred Stock has been adjusted as provided in the Amended and Restated Certificate of Incorporation to account for such dividend. The Certificate of Designation did not provide the right for the holders of Series A Preferred Stock to participate in dividends on the Common Stock. In addition, the cumulative dividends on the Series A Preferred Stock are payable annually in additional shares of Series A Preferred Stock valued at the original issue price of the Series A Preferred Stock. The Certificate of Designation provided that such cumulative dividends were payable quarterly in arrears in cash or, at the option of the Company, in additional shares of Series A Preferred Stock.

As of December 16, 2005, there were no arrears in dividends or defaults in principal or interest with respect to the outstanding Series A Preferred Stock.

Securities Purchase Agreement

On December 31, 2005, the Company entered into a definitive securities purchase agreement with Battery Ventures VII, L.P. and Merrill Lynch Private Equity Partners (collectively, the "Investors"), pursuant to which several funds of the Investors will purchase, in a private placement transaction, shares of Series B Preferred Stock. Under the securities purchase agreement, we agreed to sell, and the Investors agreed to purchase 2,138,158 shares of Series B Preferred Stock, at $3.80 per share, for an aggregate purchase price of $25 million. The amendment and restatement of our Certificate of Incorporation, to establish the Series B Preferred Stock and amend the powers, preferences and rights of the Series A Preferred Stock, is a condition to the closing of the transactions contemplated by the securities purchase agreement. For more information regarding the securities purchase agreement and related transactions, please refer to our Current Report on Form 8-K, filed with the SEC on January 6, 2006, including the exhibits filed with the Current Report.

Financial and Other Information

Certain financial information relating to the Company is attached as Exhibits B and C to this Information Statement. Our audited financial statements for the six months ended June 30, 2005 and June 30, 2004, and the fiscal years ended December 31 2004 and 2003 were contained in our Transition Report on Form 10-KSB for the fiscal year ended June 30, 2005. The financial information from the 10-KSB is included in this Information Statement as Exhibit B. Our unaudited financial statements for the fiscal quarter ended September 30, 2005 were contained in our Quarterly Report on From 10-QSB, filed with the SEC on November 14, 2005. The financial information from the 10-QSB is included in this Information Statement as Exhibit C. You are encouraged to review the financial statements, related notes and other information included as Exhibits B and C to this Information Statement.


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

Our periodic reports and other information may also be inspected at the public reference facilities maintained by the SEC at 100 F Street NE., Room 1580, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. You may obtain further information on the operation of the Public Reference Room by calling the SEC at 202-942-8090. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

Voting Securities and Principal Holders Thereof

The following table sets forth, as of December 16, 2005, the number of shares of our Common Stock beneficially owned, and the percent so owned, by (i) each person known to us to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock, (ii) each director of the Company, (iii) our Chief Executive Officer during 2005 and each of the four most highly compensated executive officers other than our Chief Executive Officer who served as executive officers during 2005 (our "Named Executive Officers") and (iv) all of our directors and Named Executive Officers as a group. The number of shares owned are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The following table does not give effect to the issuance of any shares of Series B Preferred Stock described in this Information Statement. The address of each executive officer and director is c/o MRU Holdings, Inc., 1114 Avenue of the Americas, 30th Floor, New York, New York 10036.

                                          Amount and Nature         Percentage
Name                                   of Beneficial Ownership     of Class (1)
----                                   -----------------------     ------------

Edwin J. McGuinn, Jr. (2)                           717,075              4.80%
Raza Khan (3)                                     3,540,569             23.12%
Vishal Garg (4)                                   3,386,238             22.10%
M. Paul Tompkins (5)                                 79,434              0.56%
Richard D. Fisher (6)                                     0                  *
C. David Bushley (7)                                      0                  *
Nomura Credit & Capital, Inc. (8)                 6,545,004             31.46%

All directors and named
   executive officers as a group                  7,561,911             44.70%

----------------
(1) Based on a total of 14,256,942 shares of Common Stock outstanding as of December 16, 2005. Shares subject to warrants or options exercisable within 60 days of December 16, 2005 are considered for the purpose of determining the percentage of the class held by the holder of such warrants or options, but not for the purpose of computing the percentages held by others.
(2) Includes 103,950 shares of Common Stock underlying warrants and 628,750 shares of Common Stock underlying options exercisable within 60 days.

(3) Includes 858,006 shares of Common Stock underlying warrants and 200,000 shares of Common Stock underlying options exercisable within 60 days.
(4) Includes 865,586 shares of Common Stock underlying warrants and 200,000 shares of Common Stock underlying options exercisable within 60 days.
(5) Includes 9,434 shares of Common Stock underlying warrants and 20,000 shares of Common Stock underlying options exercisable within 60 days.
(6) Includes 6,545,004 shares of Common Stock underlying warrants exercisable within 60 days. The business address for Nomura Credit & Capital, Inc. is 2 World Financial Center, Building B, New York, New York 10281.

The following table sets forth, as of December 16, 2005, the number of shares of our Series A Preferred Stock beneficially owned, and the percent so owned, by
(i) each person known to us to be the beneficial owners of more than 5% of the outstanding shares of our Series A Preferred Stock, (ii) each director of the Company, (iii) each of our Named Executive Officers and (iv) all of our directors and Named Executive Officers as a group. The number of shares owned are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Series A Preferred Stock as to which a person has sole or shared voting power or investment power and any shares of Series A Preferred Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The following table does not give effect to the issuance of any shares of Series B Preferred Stock described in this Information Statement.

                                          Amount and Nature         Percentage
Name                                   of Beneficial Ownership     of Class (1)
----                                   -----------------------     ------------

LBI Group, Inc. (2)                                 392,634             13.98%
Y & S Nazarian Revocable Trust
 dated September 2, 2003 (3)                        358,605             12.76%
Millennium Partners, L.P. (4)                       348,257             12.39%
Theseus Fund LP (5)                                 261,868              9.32%
Apogee Fund LP (6)                                  149,419              5.32%

All directors and named
 executive officers as a group                            0                  *

----------------
(1) Based on a total of 2,908,966 shares of Series A Preferred Stock outstanding as of December 16, 2005. Shares subject to warrants or options exercisable within 60 days of December 16, 2005 are considered for the purpose of determining the percentage of the class held by the holder of such warrants or options, but not for the purpose of computing the percentages held by others.
(2) The address of LBI Group, Inc. is 399 Park Avenue, New York, New York 10022.
(3) The address of Y & S Nazarian Revocable Trust, dated September 2, 2003 is 1801 Century Park West, 5th floor, Los Angeles, California 90067.
(4) The address of Millennium Partners, L.P. is 666 Fifth Avenue, 8th floor, New York, New York 10103.
(5) The address of Theseus Fund LP (d/b/a Corfman Capital) is 131 Olive Hill Lane, Woodside, California 94062.
(6) The address of Apogee Fund LP is 201 Main St., #1555, Fort Worth, Texas
76102.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" information within the meaning of the federal securities laws. The forward-looking information includes statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. Forward-looking information and statements are subject to many risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include:

      o     our ability to implement our loan guarantee product;

      o     our ability to accurately predict loan default rates;

      o     the availability of other higher education financing alternatives;

      o legal regulation of our business and the cost of compliance with laws that may become applicable to our business; and

      o other risks and uncertainties described in our reports and filings with the U.S. Securities and Exchange Commission.

You are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that we make speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

When used in our documents or presentations, the words "anticipate," "estimate," "expect," "objective," "projection," "forecast," "goal" or similar words are intended to identify forward-looking statements. We qualify any such forward-looking statements entirely by these cautionary factors.

                     INTERESTS OF CERTAIN PERSONS IN MATTERS
                                TO BE ACTED UPON

None of the Company's directors has a pecuniary interest in any of the actions described in this Information Statement.

                                CHANGE IN CONTROL

The Company did not enter into any transaction or arrangement during fiscal year 2005 that could result in a change of control of the Company.

                       WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC under the Securities Exchange Act of 1934. You may read and copy any reports and other information that we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and you may also obtain copies of those documents from the SEC upon payment of the prescribed fee. Information about the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The reports and other information that we file with the SEC are also available through the SEC's web site at http://www.sec.gov. Additionally, much of this information may be found on our web site, at http://www.mruholdings.com.

                                       By the Order of the Board of Directors

                                       January ___, 2006

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                               MRU HOLDINGS, INC.


      MRU Holdings, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

      1. The name of the Corporation is MRU Holdings, Inc. An original Certificate of Incorporation was filed with the Secretary of State on March 2, 2000 under the name "Dr. Protein.com, Inc." This Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation in accordance with Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

      2. The Certificate of Incorporation of the Corporation, as heretofore amended, is hereby amended and restated in its entirety as follows:

      FIRST. The name of the Corporation is MRU Holdings, Inc.

      SECOND. The address of the registered office of the Corporation in the State of Delaware is 2711 Centervile Road, Suite 400, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is the Corporation Service Company.

      THIRD. The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      FOURTH. This Corporation shall have authority to issue Two Hundred and Twenty Five Million (225,000,000) shares of capital stock of which (i) Two Hundred Million (200,000,000) shares shall be Common Stock, par value $.001 per share ("Common Stock"), and (ii) Twenty-Five Million (25,000,000) shares shall be Preferred Stock, par value $.001 per share ("Preferred Stock"), of which Four Million Five Hundred Thousand (4,500,000) shares of which have been designated Series A Convertible Preferred Stock, par value $.001 per share, Twelve Million (12,000,000) shares have been designated Series B Convertible Preferred Stock, par value $.001 per share, and the remaining Eight Million Five Hundred Thousand (8,500,000) remain undesignated. Subject to the pre-emptive or preferential rights of any Preferred Stock set forth in this Certificate of Incorporation, the Corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

      A. COMMON STOCK

      1. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

      2. Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in this Article FOURTH.

      3. Dividends. Subject to the preferential rights of the Preferred Stock, if any, and except as otherwise restricted by this Certificate of Incorporation, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

      4. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

      B. PREFERRED STOCK

      The Board of Directors of this Corporation shall be, and hereby is, authorized and empowered, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

      (1) The number of shares that constitute such series and the distinctive designation of such series;

      (2) The dividend rate on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series;

      (3) Whether such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

      (4) Whether such series shall have conversion privileges, and, if so, the terms and conditions of such conversion privileges, including provision for adjustment of the conversion rate, in such events as the Board of Directors shall determine;

      (5) Whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date upon or after which those shares shall be redeemable, and the amount per share payable in the event of redemption, which amount may vary in different circumstances and at different redemption dates;

      (6) Whether that series shall have a sinking fund for the redemption or purchase of shares of such series, and, if so, the terms and amount of such fund;

      (7) The rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of this Corporation, and the relative rights of priority, if any, of payment of shares of such series; and

      (8) Any other relative rights, preferences and limitations of such series.


      C. SERIES A CONVERTIBLE PREFERRED STOCK

            1. Designation and Amount. Four Million Five Hundred Thousand (4,500,000) shares of the Twenty-Five Million (25,000,000) authorized shares of Preferred Stock of this Corporation are designated as shares of Series A Convertible Preferred Stock (the "Series A Preferred"). The Series A Preferred was issued at a purchase price equal to $3.50 per share (the "Series A Original Issue Price"). The holders of record of the Series A Preferred are sometimes referred to herein as the "Series A Holders." Capitalized terms used herein without definition shall have the respective meanings given them in Section C(10) of this ARTICLE FOURTH.

            2. Dividends.

                  (a) Subject to the preferential rights of the Series B Preferred designated in Section D of this ARTICLE FOURTH, the Series A Holders of record, as of the Series A Record Date (as defined below) therefor, shall be entitled to receive, out of funds legally available therefor, cumulative dividends on the Series A Preferred at a rate equal to (i) $0.245 per annum per share (equivalent to 7% of the Series A Original Issue Price annually) through the first anniversary of the Series A Original Issue Date and (ii) $0.14 per annum per share (equivalent to 4% of the Series A Original Issue Price annually) thereafter (collectively the "Series A Dividend Rate"), payable annually in additional shares of the Series A Preferred. Shares of Series A Preferred issued as dividends will be valued at the Series A Original Issue Price.

                  (b) Prior to each Series A Dividend Payment Date (as defined below in this section), this Corporation shall (1) give notice to the Series A Holders on or any time prior to the applicable Series A Dividend Payment Date of this Corporation's election to exercise such right and (2) deliver, or cause to be delivered, by the third Trading Day after such Series A Dividend Payment Date to each Series A Holder of record at the close of business on the Record Date for such dividend a stock certificate that evidences the number of shares of Preferred Stock arrived at in accordance with Section 2(a).

Shares of the Series A Preferred issued in payment of dividends on the Series A Preferred pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Series A Preferred of this Corporation and shall be entitled to receive and be paid dividends in accordance with this Section C(2); the issuance and delivery thereof is hereby authorized; and the dispatch in full thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable Series A Dividend Payment Date.

                  (c) All dividends shall accrue on any given share of Series A Preferred from the most recent date on which a dividend has been paid with respect to such share of Series A Preferred or, if no dividends have been paid, from the date of original issuance of such share of Series A Preferred. All dividends shall accrue from day to day, whether or not declared, based on the actual number of days elapsed and shall be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year (each a "Series A Dividend Payment Date"), commencing on April 1, 2005; provided, that if a Series A Dividend Payment Date is not a Trading Day, then the dividend shall be payable on the first immediately succeeding Trading Day, and further provided, that in the event of a Distribution or Fundamental Change, all accrued dividends shall be paid prior to such Distribution or Fundamental Change, regardless of whether the date on which such dividends are paid is a Series B Dividend Payment Date. Dividends shall be paid to the holders of record of the Series A Preferred as their names appear on the stock transfer records of this Corporation on the date (the "Series A Record Date") designated by the Board of Directors as the date of record for the payment of such dividend; and, further provided, that such Series A Record Date may not precede the date upon which the resolution fixing the Series A Record Date is adopted and may not be more than sixty (60) days prior to the Series A Dividend Payment Date.

                  (d) The Series A Preferred shall participate on an as-converted basis in any dividend declared or paid with respect to the Common Stock, other than dividends paid solely in additional shares of Common Stock for which an adjustment to the Series A Conversion Value has been made in accordance with Section C(5)(e) of this ARTICLE FOURTH.

                  (e) No dividends may be paid or set apart for such payment on any Series A Junior Securities (as defined below) and no Series A Junior Securities may be repurchased or otherwise retired for value nor may funds be set apart for payment with respect thereto, if dividends have not been paid in full on the Series A Preferred as provided in this Section C(2); provided, that this Corporation may repurchase Series A Junior Securities (i) in the open market from time to time as and to the fullest extent permitted by Rule 10b-18 promulgated under the Exchange Act, or corresponding rule from time to time in effect, and (ii) in a private purchase or in an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act from time to time so long as such repurchases do not exceed ten percent (10%) of the then outstanding shares of Junior Stock.

            3. Rank. The Series A Preferred shall rank (i) junior to (a) the Series B Preferred and (b) any additional class or series of capital stock that has been approved as senior to the Series A Preferred by the Series A Majority Holders (the Series B Preferred and any such addition classes or series, collectively, the "Series A Senior Securities"), and (ii) senior to (a) all shares of the Common Stock and (b) any additional class or series of capital stock of this Corporation hereafter created other than those approved as being senior to the Series A Preferred by the Series A Majority Holders (the Common Stock and any such additional classes or series of capital stock, collectively, the "Series A Junior Securities"), in each case, as to any distribution of assets upon any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

            4. Liquidation Preference.

                  (a) If any Distribution, occurs, the Series A Holders shall be entitled to receive, prior in preference to any Distribution to the holders of the Series A Junior Securities but subject to any prior right of the Series A Senior Securities to receive Distributions, an amount per share equal to the greater of (i) the Series A Original Issue Price, together with unpaid and accrued dividends (whether or not earned or declared) on the Series A Preferred or (ii) the amount that the Series A Holders would be entitled to receive if such Series A Holder had converted such Holder's Series A Preferred to Common Stock pursuant to Section C(5)(f) . If, after payment in full of any amounts due the creditors of this Corporation and the Series A Senior Securities, upon any such Distribution the assets available to be distributed to the Series A Holders shall be insufficient to pay to the Series A Holders the full preferential amounts due to the Series A Holders, then the entire assets of this Corporation legally available for distribution shall be distributed among the Series A Holders pro rata.

                  (b) Upon the completion of the Distributions referred to in and required by Section C(4)(a), if assets remain in this Corporation, they shall be distributed to holders of Series A Junior Securities and any Series A Senior Securities with a right to participate therein, ratably on an as converted basis, in accordance with this Certificate of Incorporation, including any duly adopted certificate(s) of designation.

                  (c) At the option of each Series A Holder, (i) a sale, conveyance or disposition of all or substantially all the assets of this Corporation to any entity other than an Affiliate of this Corporation (a "Liquidating Transaction") or (ii) any Fundamental Change shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section C(4); provided, that any Liquidating Transaction or any Fundamental Change that a Series A Holder elects in writing not to treat as a liquidation, dissolution or winding up of this Corporation shall not be treated as a liquidation, dissolution or winding up within the meaning of this Section C(4)(c), but instead shall be subject to Section C(5)(f). Any Series A Holder as to which any Liquidating Transaction or any Fundamental Change is treated as a liquidation, dissolution or winding up of this Corporation under this Section C(4)(c) is referred to herein as a "Series A Liquidating Holder."

                  (d) Prior to the closing of a transaction described in Section C(4)(c) which would constitute a Liquidating Transaction or a Fundamental Change, this Corporation shall either (i) make all cash distributions it is required to make to the Series A Liquidating Holders pursuant to the first sentence of Section C(4)(a), (ii) set aside sufficient funds from which the cash distributions required to be made to the Series A Liquidating Holders can be made or (iii) establish an escrow or other similar arrangement with a third party pursuant to which the proceeds payable to this Corporation from a sale of all or substantially all the assets of this Corporation will be used to make the liquidating payments to the Series A Liquidating Holders immediately after the consummation of such sale. If this Corporation has not fully complied with any of the foregoing alternatives, this Corporation shall either: (x) cause such closing to be postponed until such cash distributions have been made or (y) cancel such transaction, in which event the rights of the Series A Holders or other arrangements shall be the same as existing immediately prior to such proposed transaction.

            5. Conversion. The holders of Series A Preferred have conversion rights (the "Series A Conversion Rights") as follows:

                  (a) Right to Convert. At any time after the date of issuance of such share of Series A Preferred, each share of Series A Preferred shall be convertible into a share or shares of Common Stock at the office of this Corporation or any transfer agent for the Series A Preferred, without the payment of any additional consideration at the option of the Series A Holder thereof, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the Series A Original Issue Price by the conversion value per share in effect for each share of Series A Preferred (the "Series A Conversion Value") at the time of conversion. The Series A Conversion Value shall initially be equal to the Series A Original Issue Price and shall be adjusted from time to time pursuant to the provisions of Section C(5)(d) and Section C(5)(e) and shall be subject to adjustment from time to time as provided below. The number of shares of Common Stock into which a share of Series A Preferred is convertible is hereinafter referred to as the "Series A Conversion Rate."

                  (b) Mechanics of Conversion.

                        (i) Before any holder of Series A Preferred shall be entitled to convert such shares into full shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series A Preferred, as the case may be, and shall give written notice to this Corporation at such office that such holder elects to convert the same. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                        (ii) No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, this Corporation shall pay cash equal to such fraction multiplied by the then effective Series A Conversion Value.

                        (iii) This Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred pursuant to this Section C(5). This Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involving the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to this Corporation the amount of any tax or has established, to the satisfaction of this Corporation, that such tax has been paid.


                  (c) Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred, this Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  (d) Adjustments to Series A Conversion Value for Dilutive Issuances.

                        (i) No Adjustment of Conversion Price. No adjustment in the Series A Conversion Value shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by this Corporation is less than the Series A Conversion Value in effect on the date of, and immediately prior to, such issue. No adjustment in the Series A Conversion Value shall be made pursuant to Section C(5)(d)(iv) as a result of any stock dividend or subdivision which causes an adjustment in the Series A Conversion Value pursuant to Section C(5)(e) or any event which is subject to the provisions of Section C(5)(f).

                        (ii) Deemed Issuance of Additional Shares of Common Stock. If this Corporation at any time or from time to time after the Series A Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section C(5)(d)(iv)) of such Additional Shares of Common Stock would be less than the Series A Conversion Value in effect on the date of and immediately prior to such issue, or such record date, as the case may be; and provided, further, that in any case in which Additional Shares of Common Stock are deemed to be issued:

                                        (A) no further adjustment in the Series
A Conversion Value shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                        (B) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to this Corporation, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A Conversion Value computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect to the issuance of such Options or Convertible Securities), and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

                                        (C) on the expiration or cancellation of
any Options or the termination of the right to convert or exchange any Convertible Securities which shall have not been exercised, if the Series A Conversion Value shall have been adjusted upon the original issuance of such Options or Convertible Securities or shall have been subsequently adjusted pursuant to clause (B) above, the Series A Conversion Value shall be recomputed as if:

                                            (1) in the case of Convertible
Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by this Corporation for the issuance of all such Options, whether or not exercised, plus the consideration actually received by this Corporation upon such exercise, if any, or for the issuance of all such Convertible Securities, whether or not actually converted or exchanged, plus the consideration actually received by this Corporation upon such conversion or exchange, if any; and

                                            (2) in the case of Options for
Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise of such Options were issued at the time of issuance of such Options and the consideration received by this Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by this Corporation for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by this Corporation upon the issuance of the Convertible Securities with respect to which such Options were actually exercised;

                                        (D) no readjustment pursuant to clauses
(B) and (C) above shall have the effect of increasing the Series A Conversion Value to an amount which exceeds the lower of (i) the Original Purchase Price and (ii) the Series A Conversion Value that would have resulted from any issuance of Additional Shares of Common Stock between the Series A Original Issue Date and the date of such readjustment.

                        (iii) Adjustment of Series A Conversion Value Upon Issuance of Additional Shares of Common Stock. If this Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section C(5)(d)(ii)) without consideration or for a consideration per share less than the Series A Conversion Value in effect on the date of and immediately prior to such issuance, then and in such event, the Series A Conversion Value shall be reduced, concurrently with such issuance, to a price (calculated to the nearest one cent) determined by dividing (A) an amount equal to the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issue (determined on a fully-diluted basis; i.e., treating as issued and outstanding all shares of Common Stock issuable upon exercise, exchange or conversion of all outstanding options (to the extent then vested or exercisable), warrants or other securities exercisable or exchangeable for or convertible into, directly or indirectly, shares of Common Stock) multiplied by the then existing Series A Conversion Value, plus (x) the consideration, if any, received by this Corporation (or deemed to have been received by this Corporation) upon such issue of Additional Shares of Common Stock, by (B) the sum of (Y) the number of shares of this Corporation's issued and outstanding Common Stock on a fully-diluted basis immediately before the issuance of such Additional Shares of Common Stock and (z) the number of shares of Additional Shares of Common Stock that were issued (or deemed to have been issued) in the transaction to which this Section C(5)(d)(iii) applies. Notwithstanding the foregoing provisions of this Section, if the operation of the foregoing provisions shall result in a new Series A Conversion Value which is less than or equal to the price paid or deemed to have been paid for such Additional Shares of Common Stock (the "Additional Shares Issue Price"), then the new Series A Conversion Value shall be the amount which is $0.001 more than the Additional Shares Issue Price. If such Additional Shares of Common Stock are issued for no consideration, then the Additional Shares Issue Price shall be deemed to be $0.001.

                        (iv) Determination of Consideration. For purposes of this Section C(5)(d), the consideration received by this Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                                        (A) Cash and Property. Such
consideration shall:

                                            (1) insofar as it consists of cash,
be computed at the aggregate amount of cash received by this Corporation;

                                            (2) insofar as it consists of
securities (i) if the securities are then traded on a national securities exchange or an Alternative Stock Exchange, then the value shall be computed based on the average of the closing prices of the securities on such exchange or system over the 30-day period ending three days prior to receipt of such securities by this Corporation, (ii) if the securities are actively traded over-the-counter, then the value shall be computed based on the average of the closing bid prices over the 30-day period ending three days prior to the receipt of such securities by this Corporation, and (iii) if there is no active public market, then the value shall be computed based on the fair market value thereof on the date of receipt of such securities by this Corporation, as determined in good faith by the Board of Directors;

                                            (3) insofar as it consists of
property other than cash and securities, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors; and

                                            (4) if Additional Shares of Common
Stock are issued together with other shares or securities or other assets of this Corporation for consideration which covers both, be the proportion of such consideration so received for such Additional Shares of Common Stock, computed as provided in clauses (A)(1), (A)(2) and (A)(3) of this Section C(5)(d)(iv), in each case as determined in good faith by the Board of Directors.

                                        (B) Options and Convertible Securities.
The consideration per share received by this Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section C(5)(d)(ii), relating to Options and Convertible Securities, shall be determined by dividing

                                            (1) the total amount, if any,
received or receivable by this Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to this Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                            (2) the maximum number of shares of
Common Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (e) Adjustment to the Conversion Value due to Stock Split, Stock Dividend or Other Similar Event. If, prior to the conversion of all the Series A Preferred, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event (but not including any increase due to the conversion of any shares of Series B Preferred), the Series A Conversion Value shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series A Conversion Value shall be proportionately increased.

                  (f) Adjustment Due to Consolidation, Merger, Exchange of Shares, Recapitalization, Reorganization or Other Similar Event. If, prior to the conversion of all the Series A Preferred, (i) there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock of this Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of this Corporation or another entity, or (ii) there occurs a sale of all or substantially all of this Corporation's assets that is not deemed to be a liquidation, dissolution or winding up of this Corporation pursuant to Section C(4)(c), then the Series A Holders thereafter, subject to the rights of the Series B Preferred, shall have the right to receive upon conversion of the shares of Series A Preferred held by them, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, (i) such stock, securities and/or other assets which the Series A Holders would have been entitled to receive in such transaction had the Series A Preferred, together with all unpaid and accrued dividends thereon (whether or not earned or declared), been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Series A Holders to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Series A Conversion Value and the Series A Conversion Rate) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

                  (g) Certificates as to Adjustments. Upon each adjustment or readjustment of the Series A Conversion Value pursuant to Sections C(5)(d), (e) and (f) above, this Corporation at its expense promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred a certificate of the Chief Financial Officer of this Corporation setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Series A Conversion Value, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of such Series A Preferred.

                  (h) No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate to protect the Series A Conversion Rights against impairment.

            6. Mandatory Conversion by Corporation.

                  (a) If:

                  (i) the shares of Common Stock to be issued on any mandatory conversion of shares of the Series A Preferred pursuant to this
            Section 6 are Freely Tradeable,

                  (ii) the Common Stock is listed on a Principal Market and
            trading on such market or exchange shall not have been suspended, or

                  (iii) no Series A Preferred Breach or any event which, with the notice or passage of time, or both, would become an Series A Preferred Breach has occurred and is continuing,

then this Corporation may, at its option, cause all of the outstanding Series A Preferred to be converted into shares of Common Stock, in accordance with Section C(6)(b), at any time and from time to time, if the Market Price of the Common Stock for any twenty (20) of any thirty (30) most recent consecutive Trading Days prior to the giving of the notice referred to in Section 6(c) below equaled or exceeds the Target Price;

                  (b) Each share of Series A Preferred plus the amount of any accrued and unpaid dividends thereon (whether or not earned or declared) on the Series A Preferred shall be converted into a number of shares of Common Stock equal to the Series A Conversion Rate.

Notwithstanding the preceding, this Corporation may, at its sole discretion but with the consent of the Series B Preferred, pay any or all of the accrued and unpaid dividends in cash. Subject to the provisions of the Delaware General Corporation Law, no fractional shares of Common Stock shall be issued on the mandatory conversion, but the number of shares shall be rounded up or down to the nearest whole number. The amount of any accrued and unpaid dividends that this Corporation elects to pay in cash shall be promptly sent to the holder thereof by means of check or other means provided by this Corporation.

                  (c) This Corporation shall give thirty (30) days notice of its intent to convert in accordance with this Section no later than five (5) calendar days from the end of the thirty (30) day period described above. Upon the giving of the notice referred to above, this Corporation shall be bound to convert the Series A Preferred as to which notice has been provided. During the 30-day notice period, holders of the Series A Preferred will retain their right to convert their shares of Series A Preferred in accordance with Section C(5).

            7. Voting Rights. a) Except as provided in Sections C(8), the Series A Holders shall have no voting power whatsoever except to the extent otherwise expressly provided by the Delaware General Corporation Law, and no Series A Holder shall vote or otherwise participate in any proceeding in which actions shall be taken by this Corporation or the stockholders thereof or be entitled to notification as to any meeting of the stockholders.

            8. Protective Provisions. So long as any shares of Series A Preferred are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the Series A Majority Holders:

                  (a) alter or change the rights, preferences or privileges of the Series A Preferred, including, but not limited to, the creation or authorization of any Series A Senior Securities;

                  (b) increase the size of the authorized number of Series A Preferred; or

                  (c) do any act or thing not authorized or contemplated by this Certificate of Incorporation which would result in taxation of the Series A Holders under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

If the Series A Majority Holders agree to allow this Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred, pursuant to this Section, so as to affect adversely the Series A Preferred, then this Corporation will deliver notice of such approved alteration or change to the Series A Holders that did not vote in favor of such alteration or change (the "Series A Dissenting Holders"), and each Series A Dissenting Holder shall thereafter have the right for a period of 30 days after the date of such notice to convert all, but not less than all, of the shares of Series A Preferred held by such Series A Dissenting Holder into shares of Common Stock pursuant to the terms of this Certificate of Incorporation as such terms exist prior to such alteration or change. Any shares of Series A Preferred not so converted shall thereafter subject to the approved alteration or change of the rights, preferences or privileges of the Series A Preferred.

            9. Status of Converted Stock. Whenever any shares of Series A Preferred are converted pursuant to Section C(5), the shares so converted shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by this Corporation as Series A Preferred.

            10. Definitions. As used in this Section C of this Article FOURTH, the following terms shall have the following meanings:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section C(5)(d)(ii), deemed to be issued) by this Corporation after the Series A Original Issue Date, other than shares of Common Stock issued or issuable:

                        (i) upon conversion of shares of Series A Preferred;

                        (ii) to officers, directors or employees of, or financial advisors or other consultants to, this Corporation pursuant to a Plan or Plans or pursuant to any acquisition, financing or other written agreement so long as any such Plan or written agreement has been approved by the Board of Directors;

                        (iii) as a dividend or distribution on Series A
Preferred;

                        (iv) upon conversion of shares of Series B Preferred;

                        (v) as a dividend or distribution on Series B Preferred;

                        (vi) upon exercise of any warrant granted in connection with the issuance of the Series B Preferred;

                        (vii) upon exercise or conversion of any Options or Convertible Securities issued in connection institutional loan agreement, line of credit or other financing arrangement approved by the Series B Majority Holders; and

                        (viii) upon exercise or conversion of any other Options or Convertible Securities with respect to which the Series A Majority Holders have waived the right of the Series A Preferred to a Series A Conversion Value adjustment pursuant to the terms of this Certificate of Incorporation.

            "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

            "Alternative Stock Exchange" means any other national stock exchange or the NASDAQ National Market or the NASDAQ Smallcap Market.

            "Board of Directors" means the Board of Directors of this Corporation.

            "Common Stock" shall mean the common stock, par value $0.001 per share, of this Corporation.

            "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock, Series A Preferred or Series B Preferred) or other securities convertible into or exchangeable for Common Stock.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Freely Tradeable" means, with respect to the Common Stock issuable upon the conversion or redemption of or, if relevant, on the payment of a dividend upon the Series A Preferred, that under the Securities Act the holders thereof may then offer and sell any amount of such outstanding securities to the public in the United States in transactions that are not brokers' transactions (as defined in the Securities Act) either (i) pursuant to an effective registration statement then in effect or (ii) pursuant to Rule 144(k) under the Securities Act. For purposes of determining whether such securities are Freely Tradeable, it shall be assumed that no affiliate of the issuer has ever held such securities from and after their issuance.

            "Fundamental Change" means

                  (a) any consolidation or merger of this Corporation or any Subsidiary with or into another entity (other than a merger or consolidation of a Subsidiary into this Corporation or a wholly-owned Subsidiary) that has been approved by the Board of Directors where the stockholders of this Corporation immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving entity of such consolidation or merger immediately following such transaction; or

                  (b) the acquisition by a Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise approved or consented to by the Board of Directors, of beneficial ownership of securities of this Corporation representing 50% or more of the combined voting power of the outstanding voting securities of this Corporation ordinarily (and apart from voting rights accruing in special circumstances) having the right to vote in the election of directors other than any such acquisition that arises from a transfer of outstanding securities of this Corporation that have voting power and not through action taken by this Corporation or any Subsidiary.

            "Market Price" means with respect to any security on any date the VWAP of such security for such date on the Principal Market, as reported by Bloomberg Financial, L.P.

            "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (other than warrants granted in connection with the issuance of the Series B Preferred).

            "Plan" shall mean a written stock grant, option plan or purchase plan or other employee stock incentive program.

            "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

            "Principal Market" means the NASD OTC Bulletin Board or any Alternative Stock Exchange on which the Common Stock is listed for trading which at such time constitutes the principal securities market for the Common Stock.

            "Property" means any kind of property or asset, whether real, personal, mixed, or tangible or intangible, and any interest therein.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Series A Original Issue Date" shall mean January 28, 2005.

            "Series A Majority Holders" means at any time the Holders of outstanding shares of Series A Preferred which shares constitute a majority of the outstanding shares of Series A Preferred.

            "Series A Preferred Breach" means any one of the following events:

            (1) any Fundamental Change;

            (2) this Corporation fails to declare or pay in full any dividend payable on the shares of Series A Preferred on the applicable Dividend Payment Date, and such failure is not cured with 30 days, or fails to issue, within three Trading Days, any Shares of Common Stock due upon the due conversion or redemption of any share of Series A Preferred;

            (3) the adoption of any amendment to this Certificate of Incorporation of this Corporation (other than (A) any such amendment which has been approved by the Series A Majority Holders or (B) any Certificate of Designations for a series of preferred stock of this Corporation which
      (i) has been approved by the Series A Majority Holders or (ii) creates any stock which is a Junior Security) which materially and adversely affects the rights of the Series A Holders or the taking of any other action by this Corporation which materially and adversely affects the rights of the Series A Holders;

            (4) this Corporation (A) fails to comply with any provision of Sections C(2)(b), C(4) or C(8) or (B) fails to comply in any material respect with Section 2 of the Subscription Agreement, and such breach continues for a period of 30 days after notice thereof to this Corporation from any Series A Holder;

            (5) any written representation or warranty of this Corporation made in or pursuant to any Series A Transaction Document shall be false or misleading in any material respect when made or deemed made; or

            (6) this Corporation or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due.

            "Series A Transaction Documents" means, individually or collectively, the Subscription Agreements, this Certification of Incorporation, and each other instrument statement or certificate given in writing in connection herewith or therewith.

            "Series B Preferred shall have the meaning set forth in Section D of this ARTICLE FOURTH

            "Subscription Agreement" means the Subscription Agreement, dated as of January 28, 2005, by and between this Corporation and the original holder pursuant to which the shares of Series A Preferred were issued.

            "Subsidiary" of any Person means any corporation of which at least a majority of the shares of stock having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have voting power by reason of the happening of any contingency) is directly or indirectly owned or controlled by any one of or any combinations of this Corporation or one or more of its Subsidiaries.

            "Target Price" means 115% of the Series A Conversion Value at the time in effect.

            "Trading Day" means any day (other than a Saturday or Sunday) on which the American Stock Exchange or the Alternative Stock Exchange, as the case may be, is open for business.

            "VWAP" of any security on any Trading Day means the volume-weighted average closing price of such security on such Trading Day on the Principal Market, as reported by Bloomberg Financial, L.P. (based on a Trading Day from 9:30 a.m., Eastern Time, to 4:00 p.m., Eastern Time), using the AQR Function, for such Trading Day; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustments acceptable to the Majority Holders for stock splits, stock dividends, combinations, and capital reorganizations, as applicable.

      D. SERIES B CONVERTIBLE PREFERRED STOCK

            1. Designation and Amount. Twelve Million (12,000,000) shares of the Twenty-Five Million (25,000,000) authorized shares of Preferred Stock of this Corporation are designated as shares of Series B Convertible Preferred Stock (the "Series B Preferred"). The Series B Preferred will be issued at a purchase price equal to $3.80 per share (the "Series B Original Issue Price"). The holders of record of the Series B Preferred are sometimes referred to herein as the "Series B Holders." Capitalized terms used herein without definition shall have the respective meanings given them in Section D(12) below.

            2. Dividends.

                  (a) Subject to Section D(2)(a)(2) below, the Series B Holders of record, as of the Record Date (as defined below) therefor, shall be entitled to receive cumulative dividends on the Series B Preferred at a rate equal to 6% of the Series B Original Issue Price annually (the "Series B Dividend Rate"), payable annually in arrears in additional shares of Series B Preferred. The Series B Preferred shares paid pursuant to the foregoing dividend will be valued at the Series B Original Issue Price.

                  (1) Prior to each Series B Dividend Payment Date (as defined below), this Corporation shall (A) give notice to the Series B Holders on or any time prior to the applicable Series B Dividend Payment Date of the dividend payable on the Series B Preferred, and
            (B) deliver, or cause to be delivered, by the third Trading Day after such Series B Dividend Payment Date to each Series B Holder of record at the close of business on the Record Date for such dividend a stock certificate that evidences the number of shares of Series B Preferred Stock arrived at in accordance with Section D(2)(a).

                  (2) Dividends on the Series B Preferred shall cease to accrue, and all accrued but unpaid dividends shall be paid in kind, by the third Trading Day after the first day on which the Market Price of a share of the Corporation's Common Stock listed on a Principal Market is at least three (3) times the Original Series B Purchase Price for at least five (5) consecutive Trading Days.

Shares of the Series B Preferred issued in payment of dividends on the Series B Preferred pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Series B Preferred and shall be entitled to receive and be paid dividends in accordance with this Section D(2); the issuance and delivery thereof is hereby authorized; and the dispatch in full thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable Series B Dividend Payment Date.

                  (b) All dividends shall accrue on any given share of Series B Preferred from the most recent date on which a dividend has been paid with respect to such share of Series B Preferred or, if no dividends have been paid, from the date of original issuance of such share of Series B Preferred. All dividends shall accrue from day to day, whether or not declared, based on the actual number of days elapsed and shall be payable annually in arrears on the anniversary of the Series B Measurement Date each year (each a "Series B Dividend Payment Date"), commencing on the first anniversary of the Series B Measurement Date; provided, that if a Series B Dividend Payment Date is not a Trading Day, then the dividend shall be payable on the first immediately succeeding Trading Day and further provided, that in the event of a Distribution or Fundamental Change, all accrued dividends shall be paid prior to such Distribution or Fundamental Change, regardless of whether the date on which such dividends are paid is a Series B Dividend Payment Date. Dividends shall be paid to the holders of record of the Series B Preferred as their names appear on the stock transfer records of this Corporation on the date (the "Series B Record Date") designated by the Board of Directors as the date of record for the payment of such dividend; and, further provided, that such Series B Record Date may not precede the date upon which the resolution fixing the Series B Record Date is adopted and may not be more than sixty (60) days prior to the Series B Dividend Payment Date.

                  (c) The Series B Preferred shall participate on an as-converted basis in any dividend declared or paid with respect to the Common Stock, other than dividends paid solely in additional shares of Common Stock for which an adjustment to the Series B Conversion Value has been made in accordance with Section D(5)(e) of this ARTICLE FOURTH

                  (d) No dividends may be paid or set apart for such payment on any Series B Junior Securities (as defined below) and no Series B Junior Securities may be repurchased or otherwise retired for value nor may funds be set apart for payment with respect thereto, if dividends have not been paid in kind in full on the Series B Preferred as provided in this Section D(2).

            3. Rank. The Series B Preferred shall rank (i) junior to any additional class or series of capital stock that has been approved as senior to the Series B Preferred by the Series B Majority Holders (any such addition classes or series, collectively, the "Series B Senior Securities"), and (ii) senior to (a) all shares of the Common Stock and the Series A Preferred and (b) any additional class or series of capital stock of this Corporation hereafter created other than those approved as being senior to the Series B Preferred by the Series B Majority Holders (the Common Stock, the Series A Preferred and any such additional classes or series of capital stock, collectively, the "Series B Junior Securities"), in each case, as to any distribution of assets upon any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

            4. Liquidation Preference.

                  (a) If any Distribution occurs, the Series B Holders shall be entitled to receive, first any and all accrued dividends (whether or not declared) such that the shares of Series B Preferred issued to such Series B Holders with respect to such dividends include all dividends accrued through the date of such Distribution, and second, prior in preference to any Distribution to the holders of the Series B Junior Securities, an amount per share equal to the Series B Original Issue Price. If upon any such Distribution, and after payment in full of any amounts due the creditors of this Corporation, the assets available to be distributed to the Series B Holders shall be insufficient to pay to the Series B Holders the full preferential amounts due to the Series B Holders, then the entire assets of this Corporation legally available for distribution shall be distributed among the Series B Holders pro rata.

                  (b) Upon the completion of the Distribution required by Section D(4)(a), if assets remain in this Corporation, (i) assets shall be distributed to holders of Series A Preferred in accordance with this Certificate of Incorporation, and (ii) thereafter, any remaining assets shall be distributed to the holders of the Series B Preferred and the Common Stock, pro-rata on an as-converted basis.

                  (c) At the option of each Series B Holder, (i) a sale, conveyance or disposition of all or substantially all the assets of this Corporation to any entity other than an Affiliate of this Corporation (a "Liquidating Transaction") or (ii) any Fundamental Change shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section D(4); provided, that any Liquidating Transaction or any Fundamental Change that a Series B Holder elects in writing not to treat as a liquidation, dissolution or winding up of this Corporation shall not be treated as a liquidation, dissolution or winding up within the meaning of this Section D(4)(c), but instead shall be subject to Section D(5)(f). Any Series B Holder as to which any Liquidating Transaction or any Fundamental Change is treated as a liquidation, dissolution or winding up of this Corporation under this Section D(4)(c) is referred to herein as a "Series B Liquidating Holder."

                  (d) Prior to the closing of a transaction described in Section D(4)(c) which would constitute a Liquidating Transaction or a Fundamental Change, this Corporation shall either (i) make all cash distributions it is required to make to the Series B Liquidating Holders pursuant to the first sentence of Section D(4)(a), (ii) set aside sufficient funds from which the cash distributions required to be made to the Series B Liquidating Holders can be made or (iii) establish an escrow or other similar arrangement with a third party pursuant to which the proceeds payable to this Corporation from a sale of all or substantially all the assets of this Corporation will be used to make the liquidating payments to the Series B Liquidating Holders immediately after the consummation of such sale. If this Corporation has not fully complied with any of the foregoing alternatives, this Corporation shall either: (x) cause such closing to be postponed until such cash distributions have been made or (y) cancel such transaction, in which event the rights of the Series B Holders or other arrangements shall be the same as existing immediately prior to such proposed transaction.

            5. Conversion. The holders of Series B Preferred have conversion rights (the "Series B Conversion Rights") as follows:

                  (a) Right to Convert. At any time after the date of issuance of such share of Series B Preferred, each share of Series B Preferred shall be convertible into a share or shares of Common Stock at the office of this Corporation or any transfer agent for the Series B Preferred, without the payment of any additional consideration at the option of the Series B Holder thereof, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the Series B Original Issue Price by the conversion value per share in effect for each share of Series B Preferred (the "Series B Conversion Value") at the time of conversion. The Series B Conversion Value shall initially be equal to the Series B Original Issue Price and shall be adjusted from time to time pursuant to the provisions of Section D(5)(d) and Section D(5)(e) and shall be subject to adjustment from time to time as provided below. The number of shares of Common Stock into which a share of Series B Preferred is convertible is hereinafter referred to as the "Series B Conversion Rate."

                  (b) Mechanics of Conversion.

                        (i) Before any holder of Series B Preferred shall be entitled to convert such shares into full shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series B Preferred, as the case may be, and shall give written notice to this Corporation at such office that such holder elects to convert the same. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                        (ii) No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, this Corporation shall pay cash equal to such fraction multiplied by the then effective Series B Conversion Value.

                        (iii) This Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series B Preferred pursuant to this Section D(5). This Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involving the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to this Corporation the amount of any tax or has established, to the satisfaction of this Corporation, that such tax has been paid.

                  (c) Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series B Preferred such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all authorized shares of Series B Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred, this Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  (d) Adjustments to Series B Conversion Value for Dilutive Issuances.

                        (i) No Adjustment of Conversion Price. No adjustment in the Series B Conversion Value shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by this Corporation is less than the Series B Conversion Value in effect on the date of, and immediately prior to, such issue. No adjustment in the Series B Conversion Value shall be made pursuant to Section D(5)(d)(iv) as a result of any stock dividend or subdivision which causes an adjustment in the Series B Conversion Value pursuant to Section D(5)(e) or any event which is subject to the provisions of Section D(5)(f).

                        (ii) Deemed Issuance of Additional Shares of Common Stock. If this Corporation at any time or from time to time after the Series B Measurement Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section D(5)(d)(iv)) of such Additional Shares of Common Stock would be less than the Series B Conversion Value in effect on the date of and immediately prior to such issue, or such record date, as the case may be; and provided, further, that in any case in which Additional Shares of Common Stock are deemed to be issued:

                                        (A) no further adjustment in the Series
B Conversion Value shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                        (B) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to this Corporation, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series B Conversion Value computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect to the issuance of such Options or Convertible Securities), and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

                                        (C) on the expiration or cancellation of
any Options or the termination of the right to convert or exchange any Convertible Securities which shall have not been exercised, if the Series B Conversion Value shall have been adjusted upon the original issuance of such Options or Convertible Securities or shall have been subsequently adjusted pursuant to clause (B) above, the Series B Conversion Value shall be recomputed as if:

                                            (1) in the case of Convertible
Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by this Corporation for the issuance of all such Options, whether or not exercised, plus the consideration actually received by this Corporation upon such exercise, if any, or for the issuance of all such Convertible Securities, whether or not actually converted or exchanged, plus the consideration actually received by this Corporation upon such conversion or exchange, if any; and

                                            (2) in the case of Options for
Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise of such Options were issued at the time of issuance of such Options and the consideration received by this Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by this Corporation for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by this Corporation upon the issuance of the Convertible Securities with respect to which such Options were actually exercised;

                                        (D) no readjustment pursuant to clauses
(B) and (C) above shall have the effect of increasing the Series B Conversion Value to an amount which exceeds the lower of (i) the Original Purchase Price and (ii) the Series B Conversion Value that would have resulted from any issuance of Additional Shares of Common Stock between the Series B Measurement Date and the date of such readjustment.

                        (iii) Adjustment of Series B Conversion Value Upon Issuance of Additional Shares of Common Stock. If this Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section D(5)(d)(ii)) without consideration or for a consideration per share less than the Series B Conversion Value in effect on the date of and immediately prior to such issuance, then and in such event, the Series B Conversion Value shall be reduced, concurrently with such issuance, to a price (calculated to the nearest one cent) determined by dividing (A) an amount equal to the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issue (determined on a fully-diluted basis; i.e., treating as issued and outstanding all shares of Common Stock issuable upon exercise, exchange or conversion of all outstanding options (to the extent then vested or exercisable), warrants or other securities exercisable or exchangeable for or convertible into, directly or indirectly, shares of Common Stock) multiplied by the then existing Series B Conversion Value, plus (x) the consideration, if any, received by this Corporation (or deemed to have been received by this Corporation) upon such issue of Additional Shares of Common Stock, by (B) the sum of (Y) the number of shares of this Corporation's issued and outstanding Common Stock on a fully-diluted basis immediately before the issuance of such Additional Shares of Common Stock and (z) the number of shares of Additional Shares of Common Stock that were issued (or deemed to have been issued) in the transaction to which this Section D(5)(d)(iii) applies. Notwithstanding the foregoing provisions of this Section, if the operation of the foregoing provisions shall result in a new Series B Conversion Value which is less than or equal to the price paid or deemed to have been paid for such Additional Shares of Common Stock (the "Additional Shares Issue Price"), then the new Series B Conversion Value shall be the amount which is $0.001 more than the Additional Shares Issue Price. If such Additional Shares of Common Stock are issued for no consideration, then the Additional Shares Issue Price shall be deemed to be $0.001.

                        (iv) Determination of Consideration. For purposes of this Section 5(d), the consideration received by this Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                                        (A) Cash and Property. Such
consideration shall:

                                            (1) insofar as it consists of cash,
be computed at the aggregate amount of cash received by this Corporation;

                                            (2) insofar as it consists of
securities (i) if the securities are then traded on a national securities exchange, then the value shall be computed based on the average of the closing prices of the securities on such exchange or system over the 30-day period ending three days prior to receipt of such securities by this Corporation, (ii) if the securities are actively traded over-the-counter, then the value shall be computed based on the average of the closing bid prices over the 30-day period ending three days prior to the receipt of such securities by this Corporation, and (iii) if there is no active public market, then the value shall be computed based on the fair market value thereof on the date of receipt of such securities by this Corporation, as determined in good faith by the Board of Directors;

                                            (3) insofar as it consists of
property other than cash and securities, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors; and

                                            (4) if Additional Shares of Common
Stock are issued together with other shares or securities or other assets of this Corporation for consideration which covers both, be the proportion of such consideration so received for such Additional Shares of Common Stock, computed as provided in clauses (A)(1), (A)(2) and (A)(3) of this Section D(5)(d)(iv), in each case as determined in good faith by the Board of Directors.

                                        (B) Options and Convertible Securities.
The consideration per share received by this Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section D(5)(d)(ii), relating to Options and Convertible Securities, shall be determined by dividing:

                                            (1) the total amount, if any,
received or receivable by this Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to this Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                            (2) the maximum number of shares of
Common Stock (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (e) Adjustment to the Conversion Value due to Stock Split, Stock Dividend or Other Similar Event. If, prior to the conversion of all the Series B Preferred, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series B Conversion Value shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series B Conversion Value shall be proportionately increased.

                  (f) Adjustment Due to Consolidation, Merger, Exchange of Shares, Recapitalization, Reorganization or Other Similar Event. If, prior to the conversion of all the Series B Preferred, (i) there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which shares of Common Stock of this Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of this Corporation or another entity, or (ii) there occurs a sale of all or substantially all of this Corporation's assets that is not deemed to be a liquidation, dissolution or winding up of this Corporation pursuant to Section D(4)(c), then the Series B Holders thereafter shall have the right to receive upon conversion of the shares of Series B Preferred held by them, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, (i) such stock, securities and/or other assets which the Series B Holders would have been entitled to receive in such transaction had the Series B Preferred, together with all unpaid and accrued dividends thereon (whether or not earned or declared), been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Series B Holders to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Series B Conversion Value and the Series B Conversion Rate) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

                  (g) Adjustment upon Authorization of Shares under a Plan. If prior to the date that is fourteen (14) months after the Series B Measurement Date, the Corporation amends any Plan to authorize an increase in, or creates any new Plan that authorizes, shares subject to the Plan in excess of the 6,500,000 shares currently authorized pursuant to the Corporation's Plans as of the date of this Certificate of Incorporation (without regard to the consent of the Series B Majority Holders in connection with such amendment or creation), up to an aggregate of 2,293,465 additional shares (each such amendment or creation, a "Plan Increase"), then the Series B Conversion Value in effect at the time of such Plan Increase will be reduced by multiplying such Series B Conversion Value by a fraction, the numerator of which shall be the percentage ownership of the Corporation's shares represented by the Series B Preferred on a fully-diluted, as-converted basis immediately after such Plan Increase and the denominator of which shall be the percentage ownership of the Corporation's shares represented by the Series B Preferred on a fully-diluted, as-converted basis immediately prior to such Plan Increase. For the avoidance of doubt, if the Corporation undertakes a Plan Increase (subject to approval by the Series B Majority Holders) (i) after the date that is fourteen (14) months after the Series B Measurement Date, no adjustment to the Series B Conversion Value shall occur, or
(ii) on or prior to the date that is fourteen (14) months after the Series B Measurement Date, no further adjustment to the Series B Conversion Value shall occur with respect to increases in shares in excess of the 2,293,465 shares referred to above.

                  (h) Certificates as to Adjustments. Upon each adjustment or readjustment of the Series B Conversion Value pursuant to Sections D(5)(d), (e) and (f) above, this Corporation at its expense promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred a certificate of the Chief Financial Officer of this Corporation setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series B Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Series B Conversion Value, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of such Series B Preferred.

                  (i) No Impairment. This Corporation will not, by amendment of this Certificate of Incorporation or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate to protect the Series B Conversion Rights against impairment.

            6. Mandatory Conversion by Corporation.

                  (a) If:

                  (i) the shares of Common Stock to be issued on any mandatory conversion of shares of the Series B Preferred pursuant to this Section D(6) are Freely Tradeable,

                  (ii) the Common Stock is listed on a Principal Market and
            trading on such market or exchange shall not have been suspended, and

                  (iii) no Series B Preferred Breach or any event which, with the notice or passage of time, or both, would become an Series B Preferred Breach has occurred and is continuing,

then this Corporation may, at its option, cause all of the outstanding Series B Preferred to be converted into shares of Common Stock, in accordance with Section D(6)(b), at any time and from time to time, if the Market Price of the Common Stock for any five (5) consecutive Trading Days prior to the giving of the notice referred to in Section D(6)(c) below equaled or exceeds the Target Price.

                  (b) The Series B Preferred shall be convertible, at the option of the Series B Majority Holders, at any time and from time to time, and without the payment of additional consideration by the holder thereof.

                  (c) Each share of Series B Preferred plus the amount of any accrued and unpaid dividends thereon (whether or not earned or declared) on the Series B Preferred shall be converted into a number of shares of Common Stock equal to the Series B Conversion Rate in effect at the time of such conversion.

Subject to the provisions of the Delaware General Corporation Law, no fractional shares of Common Stock shall be issued on the mandatory conversion, but the number of shares shall be rounded up or down to the nearest whole number. The amount of any accrued and unpaid dividends that this Corporation elects to pay in cash shall be promptly sent to the holder thereof by means of check or other means provided by this Corporation.

                  (d) This Corporation shall give thirty (30) days notice of its intent to convert in accordance with this Section no later than five (5) calendar days from the end of the five (5) day period described above. Upon the giving of the notice referred to above, this Corporation shall be bound to convert the Series B Preferred as to which notice has been provided. During such notice period, holders of the Series B Preferred will retain their right to convert their shares of Series B Preferred in accordance with Section D(5).

            7. Voting Rights. (a) In addition to any rights of the Series B Preferred with respect to voting as a class under the Delaware General Corporation Law, and in addition to the rights of the Series B Holders set forth in Section D(7)(b) below, the Series B Holders shall vote as one class together with the Common Stock, and each Series B Holder shall have the number of votes equal to the number of shares into which the shares of Series B Preferred held by such Series B Holder may be converted pursuant to Section D(5), and the Series B Holders shall be entitled to vote or otherwise participate in any proceeding in which actions shall be taken by this Corporation or the stockholders thereof or be entitled to notification as to any meeting of the stockholders.

                  (b) The Series B Majority Holders shall have the right to elect two members of the Corporation's Board of Directors and such members shall have the right, but not the obligation, to sit on the Corporation's Compensation Committee and Audit Committee. This Corporation shall reimburse all non-employee directors for their reasonable expenses to attend meetings of the Board of Directors. Any Series B Holder shall be granted observer rights with respect to all meetings of the Board of Directors upon written request to the Corporation.

            8. Protective Provisions. So long as at least 3,275,000 shares of Series B Preferred are outstanding (subject to adjustment as provided in this Certificate of Incorporation, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by the Delaware General Corporation Law) of the Series B Majority Holders:

                        (i) enter into any sale of all or substantially all of its assets, or Fundamental Change, or any liquidation or winding up of the Company, in each case where such transaction or event results in net proceeds, on a per share basis, received by each Series B Holder of less than three times the Series B Original Issue Price;

                        (ii) amend this Certificate of Incorporation or the Corporation's bylaws in a manner adverse to the Series B Preferred;

                        (iii) authorize or designate any equity security senior to or on parity with the Series B Preferred or any additional shares of Series B Preferred;

                        (iv) issue any Additional Shares of Common Stock or any shares of Preferred Stock, or any Options or Convertible Securities;

                        (v) incur any indebtedness in excess of $4 million for working capital purposes, excluding warehouse credit facilities;

                        (vi) increase the number of shares issuable pursuant to any Plan or create or authorize any new Plan;

                        (vii) pay any dividend on or purchase, redeem or otherwise acquire any Series B Junior Securities; or

                        (viii) decrease or increase beyond nine (9) the authorized size of the Corporation's Board of Directors.

If the Series B Majority Holders agree to allow this Corporation to alter or change the rights, preferences or privileges of the shares of Series B Preferred, pursuant to this Section, so as to affect adversely the Series B Preferred, then this Corporation will deliver notice of such approved alteration or change to the Series B Holders that did not vote in favor of such alteration or change (the "Series B Dissenting Holders"), and each Series B Dissenting Holder shall thereafter have the right for a period of 30 days after the date of such notice to convert all, but not less than all, of the shares of Series B Preferred held by such Series B Dissenting Holder into shares of Common Stock pursuant to the terms of this Certificate of Incorporation as such terms exist prior to such alteration or change. Any shares of Series B Preferred not so converted shall thereafter subject to the approved alteration or change of the rights, preferences or privileges of the Series B Preferred.

            9. Status of Converted Stock. Whenever any shares of Series B Preferred are converted pursuant to Section D(5), the shares so converted shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by this Corporation as Series B Preferred.

            10. Redemption. (a) Shares of Series B Preferred shall be redeemed by the Corporation out of funds lawfully available therefor at a price per share equal to the greater of (A) the Series B Original Issue Price per share, plus the value of all declared but unpaid dividends thereon or (B) the fair market value of a share of Series B Preferred on the date on which notice requesting redemption is delivered in accordance with this Section D(10) (the "Redemption Price"), in two annual installments commencing 90 days after receipt by the Corporation at any time on or after the fifth anniversary of the Series B Measurement Date, from the Series B Majority Holders, of written notice requesting redemption of all shares of Series B Preferred (the date of each such installment being referred to as a "Redemption Date"). For purposes of this Section D(10), the fair market value of a share of Series B Preferred shall be determined by an expert selected by mutual consent of the Board of Directors and the Series B Majority Holders (or, if the Board of Directors and such holders are not able to agree on a single expert within 30 days after the date on which notice requesting redemption is delivered, then by a committee of three experts, one selected by the Board of Directors within 10 days after the expiration of the 30 day period referenced above, one selected by the Series B Majority Holders within 10 days after the expiration of the 30 day period referenced above, and one selected by the other two experts within 10 days of the selection of such experts), based upon all factors such expert or experts deem relevant, including, without limitation, the current financial position and current and historical operating results of the Corporation and the sales prices of recent transactions in the Common Stock. The Corporation shall bear the costs of determining the fair market value of the Series B Preferred including, without limitation, the fees and expenses of the expert or experts making such determination. On each Redemption Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Series B Preferred owned by each Series B Holder, that number of outstanding shares of Series B Preferred determined by dividing (i) the total number of shares of Series B Preferred outstanding immediately prior to such Redemption Date by (ii) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). If the Corporation does not have sufficient funds legally available to redeem on any Redemption Date all shares of Series B Preferred and of any other class or series of stock to be redeemed on such Redemption Date, the Corporation shall redeem a pro rata portion of each Series B Holder's redeemable shares of such stock out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and, as soon as practicable after the Corporation has funds legally available therefor, shall redeem the remaining shares to have been redeemed at a price per share equal to the original Redemption Price plus interest thereon at the rate of 15% per annum, payable on a quarterly basis, from the Redemption Date to the date on which redemption occurs.

                        (i) Redemption Notice. Written notice of the mandatory redemption (the "Redemption Notice") shall be mailed, postage prepaid, to each Series B Holder, at its post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, not less than 30 days prior to each Redemption Date. Each Redemption Notice shall state:

                  (1) the number of shares of Series B Preferred held by the
            Series B Holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;

                  (2) the Redemption Date and the Redemption Price (together with a summary of the factors considered by the expert or experts in determining the fair market value of the Series B Preferred);

                  (3) the date upon which the Series B Holder's right to convert such shares terminates; and

                  (4) that the Series B Holder is to surrender to the
            Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series B Preferred to be redeemed.

                        (ii) Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Series B Preferred to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section D(5) hereof, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series B Preferred represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series B Preferred shall promptly be issued to such holder.

                        (iii) Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series B Preferred to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Series B Preferred so called for redemption shall not have been surrendered, dividends with respect to such shares of Series B Preferred shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

            (b) Redeemed or Otherwise Acquired Shares. Any shares of Series B Preferred which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately canceled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series B Preferred following redemption.

            11. Right of First Refusal. If at any time after the date of this Certificate of Incorporation, so long as at least 3,275,000 shares of Series B Preferred remains outstanding, the Corporation proposes to issue any Series B Junior Securities, including but not limited to any Additional Shares of Common Stock (collectively, "New Securities"), the Corporation shall first make an offering of such New Securities to each Series B Holder in accordance with the following provisions of this Section D(11). A Series B Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members and Affiliates in such proportions as it deems appropriate.

                  (a) The Corporation shall deliver a written notice (the "Offer Notice") to each of the Series B Holders stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

                  (b) By written notification received by the Corporation, within twenty (20) calendar days after mailing of the Offer Notice, each Series B Holder may elect to purchase or obtain up to that portion of such New Securities, at the price and on the terms specified in the Offer Notice, which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series B Preferred (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held by such Series B Holder bears to the total number of shares of Common Stock of the Corporation issued and held, or issuable upon conversion of all Preferred Stock then held by all stockholders of the Corporation. The Corporation shall promptly, in writing, inform each Series B Holder that elects to purchase all the shares available to it (each, a "Fully Exercising Holder") of any other Series B Holder's failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully Exercising Holder shall be entitled to obtain that portion of the New Securities for which Series B Holders were entitled to subscribe but which were not subscribed for by the Series B Holders which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series B Preferred then held, by such Fully Exercising Holder bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series B Preferred then held, by all Fully Exercising Holders who wish to purchase such unsubscribed shares.

                  (c) If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section D(11)(b) hereof, the Corporation may, during the ninety (90) day period following the expiration of the period provided in Section D(11)(b) hereof, offer the remaining unsubscribed portion of such New Securities (collectively, the "Refused Securities") to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Corporation does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Series B Holders in accordance with this Section D(11).

                  (d) The right of first offer in this Section D(11) shall not be applicable to: (i) Common Stock issued or deemed issued to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a Plan; (ii) shares issued to the public in an underwritten public offering; (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof; (iv) securities issued in connection with any stock split or stock dividend of the Corporation; or (v) the issuance of securities in connection with a bona fide business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise in each case approved by the Board of Directors of the Corporation.

                  (e) The right of first offer set forth in this Section D(11) may not be assigned or transferred except that (i) such right is assignable by each Series B Holder to any Affiliate of such Series B Holder, and (ii) such right is assignable by any Series B Holder to any other Series B Holder.

            12. Definitions. As used in this Section D of this Article FOURTH, the following terms shall have the following meanings:

            "Additional Shares Issue Price" shall have the meaning set forth in Section D(5)(d)(iii).

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section D(5)(d)(ii), deemed to be issued) by this Corporation after the Series B Measurement Date, other than shares of Common Stock issued or issuable:

                        (i) upon conversion of shares of Series A Preferred;

                        (ii) to officers, directors or employees of, or
            financial advisors or other consultants to, this Corporation pursuant to a Plan or Plans or pursuant to any acquisition, financing or other written agreement so long as any such Plan or written agreement has been approved by the Board of Directors;

                        (iii) as a dividend or distribution on Series A
            Preferred;

                        (iv) upon conversion of shares of Series B Preferred;

                        (v) as a dividend or distribution on Series B Preferred;

                        (vi) upon exercise of any warrant granted in connection
            with the issuance of the Series B Preferred;

                        (vii) upon exercise or conversion of any Convertible
            Security issued in connection institutional loan agreement, line of credit or other financing arrangement approved by the Series B Majority Holders; upon exercise or conversion of any Options or Convertible Securities issued in connection institutional loan agreement, line of credit or other financing arrangement approved by the Series B Majority Holders; and

                        (viii) upon exercise or conversion of any other Options
            or Convertible Securities with respect to which the Series B Majority Holders have waived the right of the Series B Preferred to a Series B Conversion Value adjustment pursuant to the terms of this Certificate of Incorporation.

            "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

            "Board of Directors" means the Board of Directors of this Corporation.

            "Common Stock" shall mean the common stock, par value $0.001 per share, of this Corporation.

            "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock, Series A Preferred or Series B Preferred) or other securities convertible into or exchangeable for Common Stock.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Freely Tradeable" means, with respect to the Common Stock issuable upon the conversion or redemption of or, if relevant, on the payment of a dividend upon the Series B Preferred, that under the Securities Act the holders thereof may then offer and sell any amount of such outstanding securities to the public in the United States in transactions that are not brokers' transactions (as defined in the Securities Act) either (i) pursuant to an effective registration statement then in effect or (ii) pursuant to Rule 144(k) under the Securities Act. For purposes of determining whether such securities are Freely Tradeable, it shall be assumed that no affiliate of the issuer has ever held such securities from and after their issuance.

            "Fundamental Change" means

                  (a) any consolidation or merger of this Corporation or any Subsidiary with or into another entity (other than a merger or consolidation of a Subsidiary into this Corporation or a wholly-owned Subsidiary) that has been approved by the Board of Directors where the stockholders of this Corporation immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving entity of such consolidation or merger immediately following such transaction; or

                  (b) the acquisition by a Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise approved or consented to by the Board of Directors, of beneficial ownership of securities of this Corporation representing 50% or more of the combined voting power of the outstanding voting securities of this Corporation ordinarily (and apart from voting rights accruing in special circumstances) having the right to vote in the election of directors other than any such acquisition that arises from a transfer of outstanding securities of this Corporation that have voting power and not through action taken by this Corporation or any Subsidiary.

            "Market Price" means with respect to any security on any date the VWAP of such security for such date on the Principal Market, as reported by Bloomberg Financial, L.P.

            "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (other than warrants granted in connection with the issuance of the Series B Preferred), including options or grants pursuant to any Plan.

            "Plan" shall mean a written stock grant, option plan or purchase plan or other employee stock incentive program.

            "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

            "Principal Market" means the New York Stock Exchange or the NASDAQ National Market.

            "Property" means any kind of property or asset, whether real, personal, mixed, or tangible or intangible, and any interest therein.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Series A Preferred" shall have the meaning set forth in Section C of this ARTICLE FOURTH.

            "Series B Majority Holders" means at any time the Holders of outstanding shares of Series B Preferred which shares constitute a majority of the outstanding shares of Series B Preferred.

            "Series B Measurement Date" shall mean December 31, 2005.

            "Series B Preferred Breach" means any one of the following events:

            (1) any Fundamental Change;

            (2) this Corporation fails to declare or pay in kind in full any dividend payable on the shares of Series B Preferred on the applicable Dividend Payment Date, and such failure is not cured with 30 days, or fails to issue, within three Trading Days, any Shares of Common Stock due upon the due conversion or redemption of any share of Series B Preferred;

            (3) the adoption of any amendment to this Certificate of Incorporation of this Corporation (other than (A) any such amendment which has been approved by the Series B Majority Holders or (B) any Certificate of Designations for a series of preferred stock of this Corporation which
      (i) has been approved by the Series B Majority Holders or (ii) creates any stock which is a Junior Security) which materially and adversely affects the rights of the Series B Holders or the taking of any other action by this Corporation which materially and adversely affects the rights of the Series B Holders;

            (4) this Corporation (A) fails to comply with any provision of Section D(2)(b), D(4) or D(8) or (B) fails to comply in any material respect with its obligations pursuant to the Securities Purchase Agreement, and such breach continues for a period of 30 days after notice thereof to this Corporation from any Series B Holder;

            (5) any written representation or warranty of this Corporation made in or pursuant to any Series B Transaction Document shall be false or misleading in any material respect when made or deemed made; or

            (6) this Corporation or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due.

            "Series B Transaction Documents" means, individually or collectively, the Securities Purchase Agreement, this Certificate of Incorporation, and each other instrument statement or certificate given in writing in connection herewith or therewith.

            "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of December __, 2005, by and between this Corporation and the original Series B Holders to which the shares of Series B Preferred were issued.

            "Subsidiary" of any Person means any corporation of which at least a majority of the shares of stock having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have voting power by reason of the happening of any contingency) is directly or indirectly owned or controlled by any one of or any combinations of this Corporation or one or more of its Subsidiaries.

            "Target Price" means five (5) times the Series B Original Issue
Price.

            "Trading Day" means any day (other than a Saturday or Sunday) on which the Principal Market is open for business.

            "VWAP" of any security on any Trading Day means the volume-weighted average closing price of such security on such Trading Day on the Principal Market, as reported by Bloomberg Financial, L.P. (based on a Trading Day from 9:30 a.m., Eastern Time, to 4:00 p.m., Eastern Time), using the AQR Function, for such Trading Day; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustments acceptable to the Series B Majority Holders for stock splits, stock dividends, combinations, and capital reorganizations, as applicable.

      FIFTH. No director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of such director's duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which such director derived any improper personal benefit. In the event that the Delaware General Corporation Law at any time authorizes corporate action further eliminating or limiting the personal liability of directors of this Corporation, then the liability of each director of this Corporation shall be eliminated or limited to the fullest and most complete extent permitted by the Delaware General Corporation Law.

      Any repeal or modification of this article by the stockholders of this Corporation shall not adversely affect any right or protection of any director of this Corporation existing at the time of such repeal or modification.

      SIXTH. Subject to any vote required by the terms of this Certificate of Incorporation, this Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision specified in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at any such time then in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

      SEVENTH. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

      EIGHTH. All of the powers of this Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of directors of this Corporation. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time the bylaws of this Corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal bylaws made by the Board of Directors.

      NINTH. In the event that all shares of Series B Preferred are converted into Common Stock pursuant to the terms of Section D(6) of ARTICLE FOURTH, the initial holders of a majority of the shares of Common Stock issued upon such conversion shall have the right to elect two members of the Corporation's Board of Directors and such members shall have the right, but not the obligation, to sit on the Corporation's Compensation Committee and Audit Committee. This Corporation shall reimburse all non-employee directors for their reasonable expenses to attend meetings of the Board of Directors. Any initial holder of shares of Common Stock issued upon conversion of the Series B Preferred (but no subsequent holder thereof) shall be granted observer rights with respect to all meetings of the Board of Directors upon written request to the Corporation.

                                      * * *

            IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this __ day of ___________ 200_.





________________________________
__________________, Secretary

                                                                       EXHIBIT B

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                        PAGE(S)

Consolidated Financial Statements:

Report of Independent Registered Public Accounting Firm                  B-1

Consolidated Balance Sheet as of June 30, 2005                           B-2

Consolidated Statements of Operations for the Six Months Ended
    June 30, 2005 (Audited) and 2004 (Unaudited) and the Years
    Ended December 31, 2004 and 2003 (Audited)                           B-3

Consolidated Statements of Changes in Stockholders' Equity (Deficit)
    For the Six Months Ended June 30, 2005 (Audited)
    and the Years Ended December 31, 2004 and 2003 (Audited)             B-4

Consolidated Statements of Cash Flow for the Six Months Ended
    June 30. 2005 (Audited) and 2004 (Unaudited) and the Years
    Ended December 31, 2004 and 2003 (Audited)                           B-5

Notes to Financial Statements                                            B-6

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
MRU Holdings, Inc.
New York, New York

We have audited the accompanying consolidated balance sheet of MRU Holdings, Inc. and Subsidiaries (the "Company) as of June 30, 2005 and the related consolidated statements of operations, consolidated changes in stockholders' equity (deficit), and consolidated cash flows for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003. We have also included for comparative purposes, the unaudited related consolidated statement of operations, and the consolidated cash flows for the six months ended June 30, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We have conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of MRU Holdings, Inc. and Subsidiaries as of June 30, 2005 and the results of its operations, changes in stockholders' equity (deficit) and cash flow for the six months June 30, 2005 and the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
September 21, 2005

                 MEMBER OF:
                         AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                         NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
                           CONSOLDIATED BALANCE SHEET
                               AS OF JUNE 30. 2005

                                      ASSETS

                                                                           2005
                                                                       ------------
CURRENT ASSETS:
  Cash and cash equivalents                                            $  6,894,522
  Accounts receivable                                                        20,246
  Student loans receivable                                                  158,479
  Collateral deposit - student loans                                        250,000
  Prepaid expenses and other current assets                                 133,540
                                                                       ------------

    Total Current Assets                                                  7,456,787
                                                                       ------------

  Fixed assets, net of depreciation                                         273,073
                                                                       ------------

OTHER ASSETS:
  Security deposits                                                         392,963
  Deferred financing fees, net                                              177,820
                                                                       ------------

    Total Other Assets                                                      570,783
                                                                       ------------

TOTAL ASSETS                                                           $  8,300,643
                                                                       ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                                $    748,253
  Accrued payroll                                                           225,644
                                                                       ------------

      Total Current Liabilities                                             973,897
                                                                       ------------

LONG-TERM LIABILITIES:
  Deferred origination fee revenue                                            7,388
                                                                       ------------

      Total Long-term Liabilities                                             7,388
                                                                       ------------

      Total Liabilities                                                     981,285
                                                                       ------------

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock, $.001 par value; 5,000,000 shares authorized  and        3,250,006
   shares issued and outstanding                                              3,250
Common  Stock, $.001 par value; 50,000,000 shares authorized,
   13,664,502 issued and outstanding                                         13,664
Additional paid-in capital                                               13,808,134
Accumulated deficit                                                      (6,505,690)
                                                                       ------------

      Total Stockholders' Equity (Deficit)                                7,319,358
                                                                       ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY(DEFICIT)                    $  8,300,643
                                                                       ============

         The accompanying notes are an integral part of these condensed consolidated financial statements.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
          SIX MONTHS ENDED JUNE 30, 2005 (AUDITED) AND 2004 (UNAUDITED)
            AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (AUDITED)

                                                       Six Months Ended                     Years Ended
                                                       ----------------                     -----------
                                                  June 30,         June 30,        December 31,      December 31,
                                                    2005             2004              2004              2003
                                                 (Audited)        (Unaudited)        (Audited)         (Audited)
                                               ------------      ------------      ------------      ------------
OPERATING REVENUE:
   Referral income                             $    238,175      $         --      $         --      $         --
   Referral marketing fee income                        881                --                --                --
   Loan portfolio interest income                       297                --                --                --
   Consulting income                                     --               932             8,177             2,406
                                               ------------      ------------      ------------      ------------

       Total Operating Revenue                      239,353               932             8,177             2,406
                                               ------------      ------------      ------------      ------------

COST OF SALES                                       224,980                --                --                --
                                               ------------      ------------      ------------      ------------

GROSS PROFIT                                         14,373               932             8,177             2,406
                                               ------------      ------------      ------------      ------------

OPERATING EXPENSES
   General and administrative expenses            4,047,219           200,574         1,855,634            48,633
   Depreciation and amortization                     70,595             1,092            13,782             1,547
                                               ------------      ------------      ------------      ------------

       Total Operating Expenses                   4,117,814           201,666         1,869,416            50,180
                                               ------------      ------------      ------------      ------------

NET LOSS                                         (4,103,441)         (200,734)       (1,861,239)          (47,774)
                                               ------------      ------------      ------------      ------------

OTHER INCOME (LOSS)
   Interest income                                   83,398             1,345            13,931                --
   Interest expense                                 (67,905)               --           (22,133)               --
   Other expenses                                    (2,000)               --            (1,992)               --
   Unrealized (loss) on investment                       --            (1,500)               --            (1,500)
   Other gain                                        18,785                --                --                --
                                               ------------      ------------      ------------      ------------

        Total Other Income (Loss)                    32,278              (155)          (10,194)           (1,500)
                                               ------------      ------------      ------------      ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES       (4,071,163)         (200,889)       (1,871,433)          (49,274)
   Provision for income taxes                            --                --                --                --
                                               ------------      ------------      ------------      ------------

NET (LOSS)                                       (4,071,163)         (200,889)       (1,871,433)          (49,274)

LESS PREFERRED STOCK DIVIDEND                      (121,086)               --                --                --
                                               ------------      ------------      ------------      ------------

LOSS APPLICABLE TO COMMON SHARES               $ (4,192,249)     $   (200,889)     $ (1,871,433)     $    (49,274)
                                               ============      ============      ============      ============

NET LOSS PER BASIC AND DILUTED SHARES          $      (0.31)     $      (0.01)     $      (0.14)     $      (0.01)
                                               ============      ============      ============      ============

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                            13,608,511        10,300,000        13,209,331        10,300,000
                                               ============      ============      ============      ============

         The accompanying notes are an integral part of these condensed consolidated financial statements.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CASH FLOW FOR THE SIX MONTHS ENDED
           JUNE 30. 2005 (AUDITED) AND 2004 (UNAUDITED) AND THE YEARS
                   ENDED DECEMBER 31, 2004 AND 2003 (AUDITED)


                                                                   Preferred Stock                 Common Stock
                                                            ---------------------------    ---------------------------
                                                                Shares        Amount          Shares          Amount
                                                            ------------   ------------    ------------    ------------
Balance, December 31, 2002
Old Company (Pacific Technology)                                      --   $         --       6,030,000    $      6,030

Acquisition, March 28, 2003                                           --             --       6,895,000           6,895

Expenses paid by officer                                              --             --              --              --

Net (loss)                                                            --             --              --              --
                                                            ------------   ------------    ------------    ------------

Balance, December 31, 2003                                    12,925,000         12,925          29,786         (48,500)

Net (loss) for the six months ended
  June 30, 2004 before recapitalization - net                         --             --              --              --
                                                            ------------   ------------    ------------    ------------

   Subtotal                                                           --             --      12,925,000          12,925

Recapitilization elimination of
Pacific Technology                                                    --     (9,325,000)         (9,325)        (29,786)
                                                            ------------   ------------    ------------    ------------

   Subtotal                                                           --             --       3,600,000           3,600

Common shares issued in share exchange
  with Iempower for recapitalization                                  --             --       6,863,433           6,863

Additional common stock issued to shareholders
  of Iempower attributable to the recapitalization
  of July 8, 2004                                                     --             --         466,519             466

Issuance of shares in conversion
  of bridge loan and accrued interest                                 --             --         468,750             469

Common stock issued for cash, July 2004 - net of expenses             --             --       2,150,000           2,150

Common stock issued for cash, October 2004                            --             --          37,500              38

Net (loss) for the year ended December 31, 2004                       --             --              --              --
                                                            ------------   ------------    ------------    ------------

Balance, December 31, 2004                                            --   $         --      13,586,202    $     13,586
                                                            ------------   ------------    ------------    ------------

Issuance of preferred stock                                    3,250,006   $      3,250              --              --

Exercise of warrants at $2.00 per share                               --             --          40,000              40

Exercise of warrants at $1.60 per share                               --             --           7,100               7

Exercise of warrants at $0.50 per share                               --             --          31,200              31

Net (loss) for the six months
  ended June 30, 2005                                                 --             --              --              --
                                                            ------------   ------------    ------------    ------------

Balance, June 30, 2005                                         3,250,006   $      3,250      13,664,502    $     13,664
                                                            ============   ============    ============    ============

                                                            Additional
                                                              Paid-In       Accumulated
                                                              Capital        (Deficit)          Total
                                                            ------------    ------------    ------------
Balance, December 31, 2002
Old Company (Pacific Technology)                            $     (3,020)   $     (8,738)   $     (5,728)

Acquisition, March 28, 2003                                       30,450              --          37,345

Expenses paid by officer                                           2,356              --           2,356

Net (loss)                                                            --         (39,762)        (39,762)
                                                            ------------    ------------    ------------

Balance, December 31, 2003                                        (5,789)

Net (loss) for the six months ended
  June 30, 2004 before recapitalization - net                         --        (113,800)       (113,800)
                                                            ------------    ------------    ------------

   Subtotal                                                       29,786        (162,300)       (119,589)

Recapitilization elimination of
Pacific Technology                                               162,300         123,189
                                                            ------------    ------------    ------------

   Subtotal                                                           --              --           3,600

Common shares issued in share exchange
  with Iempower for recapitalization                             470,150        (442,008)         35,005

Additional common stock issued to shareholders
  of Iempower attributable to the recapitalization
  of July 8, 2004                                                   (466)             --              --

Issuance of shares in conversion
  of bridge loan and accrued interest                            749,531              --         750,000

Common stock issued for cash, July 2004 - net of expenses      2,455,674              --       2,457,824

Common stock issued for cash, October 2004                        59,962              --          60,000

Net (loss) for the year ended December 31, 2004                       --      (1,871,433)     (1,871,433)
                                                            ------------    ------------    ------------

Balance, December 31, 2004                                  $  3,734,851    $ (2,313,441)   $  1,434,996
                                                            ------------    ------------    ------------

Issuance of preferred stock                                    9,965,601              --       9,968,851

Exercise of warrants at $2.00 per share                           79,960              --          80,000

Exercise of warrants at $1.60 per share                           12,153              --          12,160

Exercise of warrants at $0.50 per share                           15,569              --          15,600

Net (loss) for the six months
  ended June 30, 2005                                                 --      (4,192,249)     (4,192,249)
                                                            ------------    ------------    ------------

Balance, June 30, 2005                                      $ 13,808,134    $ (6,505,690)   $  7,319,358
                                                            ============    ============    ============

         The accompanying notes are an integral part of these condensed consolidated financial statements.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CASH FLOW FOR THE SIX MONTHS ENDED
           JUNE 30. 2005 (AUDITED) AND 2004 (UNAUDITED) AND THE YEARS
                   ENDED DECEMBER 31, 2004 AND 2003 (AUDITED)

                                                                             Six Months Ended                  Years Ended
                                                                             ----------------                  -----------
                                                                        June 30,        June 30,       December 31,    December 31,
                                                                           2005           2004              2004           2003
                                                                         (Audited)     (Unaudited)       (Audited)       (Audited)
                                                                       ------------    ------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                            $ (4,192,249)   $   (200,889)   $ (1,871,433)   $    (49,274)
                                                                       ------------    ------------    ------------    ------------
   Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization                                           70,595           1,092          13,782           1,547
     Unrealized gain (loss) on investment                                        --           1,500              --           1,500

  Changes in assets and liabilities
     (Increase) in accounts receivable                                      (20,246)             --              --              --
     (Increase) in student loans receivable                                (158,479)             --              --              --
     (Increase) decrease in prepaid expenses and other current assets        41,016          (1,451)       (180,032)          4,476
     (Increase) in security deposits                                       (386,938)        (95,000)             --              --
     (Increase) in collateral deposit - student loans                      (250,000)             --              --              --
     Increase in accrued payroll                                            225,644              --              --              --
     Increase in deferred loan origination fee revenue                        7,388              --              --              --
     Increase (decrease) in accounts payable and accrued expenses           286,670            (849)        458,482           1,100
                                                                       ------------    ------------    ------------    ------------

     Total adjustments                                                     (184,350)        (94,708)        292,232           8,623
                                                                       ------------    ------------    ------------    ------------

     Net cash used in operating activities                               (4,376,599)       (295,597)     (1,579,201)        (40,651)
                                                                       ------------    ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Acquisition of fixed assets                                           (247,867)         (9,081)        (70,409)         (6,928)
     Increase (decrease) in investment                                           --          (1,500)             --          (1,500)
                                                                       ------------    ------------    ------------    ------------

      Net cash used in investing activities                                (247,867)        (10,581)        (70,409)         (8,428)
                                                                       ------------    ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from conversion of warrants                                    107,760          31,550              --              --
    Proceeds from bridge loan                                                    --         750,000         750,000              --
    Proceeds from sale of stock and equity - net of expenses                     --              --       2,548,438              --
    (Increase) in deferred financing fees                                  (206,500)             --              --              --
    Proceeds from issuance of preferred stock shares - net                9,968,851              --              --              --
                                                                       ------------    ------------    ------------    ------------

       Net cash provided by financing activities                          9,870,111         781,550       3,298,438              --
                                                                       ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      5,245,645         475,372       1,648,828         (49,079)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                           1,648,877              49              49          49,128
                                                                       ------------    ------------    ------------    ------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                              $  6,894,522    $    475,421    $  1,648,877    $         49
                                                                       ============    ============    ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:
    Interest expense                                                   $     67,786    $         --    $         --    $         --
                                                                       ============    ============    ============    ============

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES:
    Issuance of common stock for conversion of bridge loan             $         --    $         --    $    750,000    $         --
                                                                       ============    ============    ============    ============

         The accompanying notes are an integral part of these condensed consolidated financial statements.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 1 -    ORGANIZATION AND BASIS OF PRESENTATION

            The Company was incorporated in Delaware on March 2, 2000 as Dr. Protein.Com, Inc. and on March 7, 2003 changed its name to Pacific Technology, Inc. On July 6, 2004 the Company changed its name to MRU Holdings, Inc. On May 20, 2005, the Board of Directors of the Company approved a change in the Company's year-end from December 31st to June 30th.

            On July 8, 2004 the Company acquired 100% of the outstanding capital stock of Iempower, Inc., a privately-held Delaware corporation doing business as MyRichUncle ("Iempower"), pursuant to a Share Exchange Agreement dated as of April 13, 2004 with Iempower and it stockholders in exchange for 6,863,433 shares of common stock $0.001 par value per share, which the Company issued to the stockholders of Iempower, together with 2,136,567 common stock purchase warrants to the warrant holders of Iempower (each warrant is exercisable to purchase one share of common stock, and the warrants have a weighted average exercise price of $0.45 per share). Concurrently, and in connection with the exchange of shares, the Company also sold 100% of the outstanding capital stock of its Nevada subsidiary, Pacific Technology, Inc., to four of the Company's principal stockholders prior to the exchange of shares in exchange for 9,325,000 shares of the Company's common stock, which has been retired. Although the Company acquired Iempower as a result of the share exchange, the stockholders of Iempower hold a majority of the voting interest in the Company. Additionally, the share exchange resulted in Iempower's management and Board of Directors assuming operational control of the company.

            The Company has permanently discontinued the business of selling and distributing optical storage devices and has adopted the Iempower business plan directed primarily at providing students with funds for higher education using a proprietary approach of analyzing future repayment potential to profile and provide customized financial products to students. The Company partners with lenders to market, process and originate student loans. The Company also plans to originate federal loans, which are student loans guaranteed by the federal government and private loans. The Share Exchange has been accounted for as a reverse merger under the purchase method of accounting. Accordingly, Iempower will be treated as the continuing entity for accounting purposes and the historical financial statements presented will be those of Iempower.

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Principles of Consolidation

            The consolidated financial statements include the accounts of the Company and all its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

            Use of Estimates

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Revenue Recognition

            The Company records its revenue on the accrual basis, whereby revenue is recognized when earned and expenses recognized when incurred.

            The Company follows SFAS 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases", whereby loan origination fees are deferred and recognized over the life of the loan as an adjustment of yield (interest income).

            Cash and Cash Equivalents

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

            The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. At June 30, 2005, the Company's uninsured cash balance was $6,805,965.

            Fixed Assets

            Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

            Computer network equipment                  3-5 Years

            Leasehold improvements                      3 Years

            Furniture and fixtures                      5 Years

            Income Taxes

            The income tax benefit is computed on the pretax income (loss) based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

            Advertising

            The Company expenses the costs associated with advertising and marketing as incurred. Advertising and marketing expenses, included in the statements of operations for the six months ended June 30, 2005 and 2004 were $124,504 and $42,432, respectively, and for the years ended December 31, 2004 and 2003 were $17,577 and $0, respectively.

            (Loss) Per Share of Common Stock

            Historical net (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            (Loss) Per Share of Common Stock (Continued)

            The following is a reconciliation of the computation for basic and diluted EPS:

                                                                 Six Months Ended                Years Ended
                                                                 ----------------                -----------
                                                             June 30,        June 30,      December 31,    December 31,
                                                               2005            2004             2004           2003
                                                             (Audited)      (Unaudited)      (Audited)      (Audited)
                                                           ------------    ------------    ------------    ------------
            Net (loss)                                     $ (4,192,249)   $   (200,889)   $ (1,871,433)   $    (49,274)
                                                           ============    ============    ============    ============

            Weighted - average common                        13,608,511      10,300,000      13,209,331      10,300,000
                 shares Outstanding (Basic)

            Weighted - average common stock equivalents:
                  Stock options                                      --              --              --              --
                  Warrants                                           --              --              --              --
                                                           ------------    ------------    ------------    ------------

            Weighted - average common
               shares outstanding (Diluted)                  13,608,511      10,300,000      13,209,331      10,300,000
                                                           ============    ============    ============    ============

            For June 30, 2005 and 2004 and December 31, 2004 and 2003, warrants and options were not included in the computation of diluted EPS because inclusion would have been antidilutive.

            Fair Value of Financial Instruments

            The carrying amount reported in the balance sheet for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

            Stock Based Compensation

            The Company has elected to follow Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" (APB No.
            25), and related interpretations, in accounting for their employee stock options rather than the alternative fair value accounting allowed by SFAS No. 123, "Accounting for Stock- Based Compensation", and has adopted the enhanced disclosure provisions of SFAS No. 148, "Accounting for Stock Base Compensation - Transition and Disclosures", an amendment of SFAS No. 123. APB No. 25 provides that the compensation expense relative to the Company's employee stock options is measured based on the intrinsic value of the stock option. SFAS No.123 requires companies that continue to follow APB No. 25 to provide a pro-forma disclosure of the impact of applying the fair value method of SFAS No. 123 and, as amended, SFAS 148.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Recent Accounting Pronouncements

            In December 2004, the FASB issued Financial Accounting Standards No. 123 (revised 2004) (FAS 123R), "Share-Based Payment, " FAS 123R replaces FAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123R requires compensation expense, measured as the fair value at the grant date, related to share-based payment transactions to be recognized in the financial statements over the period that an employee provides service in exchange for the award. The Company intends to adopt FAS 123R using the "modified prospective" transition method as defined in FAS 123R. Under the modified prospective method, companies are required to record compensation cost prospectively for the unvested portion, as of the date of adoption, of previously issued and outstanding awards over the remaining vesting period of such awards. FAS 123R is effective January 1, 2006. The Company is evaluating the impact of FAS 123R on its' results and financial position.

            Recent Accounting Pronouncements (Continued)

            In May 2003, the FASB issued SFAS No. 150, "Accounting for certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS No. 150"). SFAS 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The adoption of SFAS No. 150 did not have a material affect on the Company's reported financial results.

NOTE 3-     FIXED ASSETS

            Fixed assets consist of the following at June 30, 2005:

                                                                  2005
                                                               ---------

            Equipment                                          $ 302,803
            Leasehold improvements                                21,994
            Furniture and fixtures                                 5,884
                                                               ---------
                                                                 330,681
            Less: accumulated depreciation                       (57,608)
                                                               ---------

            Total fixed assets                                 $ 273,073
                                                               =========

            Depreciation expense for the six months ended June 30, 2005 and 2004 was $41,915 and $1,092, respectively. Depreciation expense for the years ended December 31, 2004 and 2003 was $13,782 and $1,547, respectively.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 4-     PROVISION FOR INCOME TAXES

            Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

            There was no provision for income taxes for the six months ended June 30, 2005 and 2004 and the years ended December 31, 2004 and 2003.

            At June 30, 2005 and 2004, the Company had accumulated deficits approximating $6,505,690 and $642,098 respectively, available to offset future taxable income through 2023.

                                            2005           2004
                                        -----------    -----------

            Deferred tax assets         $ 1,951,707    $   192,629
            Less: valuation allowance    (1,951,707)      (192,629)
                                        -----------    -----------

            Totals                      $        --    $        --
                                        ===========    ===========

            Common Stock

            There were 50,000,000 and 22,100,000 shares of common stock authorized, with 13,664,502 and 10,300,000 shares issued and outstanding at June 30, 2005 and 2004, respectively. The par value for the common stock is $.001 per share.

            The following details the stock transactions for the six months ended June 30, 2005.

            The Company issued 40,000 shares of common stock upon the exercise of warrants at a value of $2.00 per share.

            The Company issued 7,600 shares of common stock upon the exercise of warrants at a value of $1.60 per share.

            The Company issued 31,200 shares of common stock upon the exercise of warrants at a value of $0.50 per share.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 5-     STOCKHOLDERS' EQUITY (CONTINUED)

            Preferred Stock

            There were 5,000,000 and 3,000,000 shares of preferred stock authorized, with 3,250,006 and 900,000 issued and outstanding as of June 30, 2005 and 2004. The par value for the preferred shares is $.001 per share.

            On January 27, 2005, the Company filed a Designation of Powers, Preferences and Rights of Series A Convertible Preferred Stock, par value $0.001 per share (the Certificate of Designation) with the Secretary of State of the State of Delaware. Pursuant thereto, the Company authorized 4,500,000 shares of its preferred stock to be designated as Series A Convertible Preferred Stock and issued or offered at a purchase price equal to $3.50 per share. A total of 3,250,006 shares of the Series A Preferred Stock has been sold by the Company in the private placement transaction

            The Series A Preferred Stock is convertible at any time into common stock of the Company at a price of $3.50 per share subject to adjustment for future stock issuances, splits, dividends, and recapitalizations. Cumulative dividends on the Series A Preferred at a rate equal to 1) 7% of the Series A Original Issue Price annually through the first anniversary of the Original Issue Date and 2) 4% of the Series A Original Issue Price annually thereafter, are payable quarterly in arrears in cash or, at the option of the Company, in additional shares of the Series A Preferred. The Series A Preferred Stock has no voting rights except on certain defaults in payment of dividends and as otherwise required by law.

            The Company has the right to redeem the Series A Preferred Stock at any time if the common stock into which the shares of Series A Preferred Stock are to be converted has been registered and listed for trading on the market where the common stock of the Company is then traded and the closing price of the common stock exceeds a 15% premium of the conversion price per share for 20 out of 30 consecutive trading days.

            In the event of a change in control of the Company, the holders of the shares of Series A Preferred Stock will have the right to request and receive, within the specified periods, redemption of their shares of Preferred Stock at $3.50 per share plus any accrued and unpaid dividends.

            On February 4, 2005, contemporaneously with and as a condition to the transaction described, the Company sold 3,250,006 shares of its Series A Convertible Preferred Stock (Series A Preferred Stock) at a price of $3.50 per share to certain accredited investors in a private placement transaction. The Company received gross aggregate proceeds of $11,375,000 from the sale of these securities.

Warrants

            At June 30, 2005 and 2004 there were 11,413,906 and 4,228,000 warrants outstanding respectively.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 6-     LONG TERM DEBT

            On April 1, 2004, the Company received a bridge loan in the amount of $750,000, bearing interest at 5% per year based on a 360 day year. The note was to mature the earliest of 1.) September 30, 2004 or 2.) Consummation of the Share Exchange. If the Share Exchange was consummated prior to the maturity date, the Lender shall cause Pacific Technology and Brean Murray & Company to exchange the note for the number of units equal to the quotient obtained by dividing
            (a) the sum of the outstanding principal and all other amounts due hereunder on the date of the Share Exchange by (b) $1.60 (the per unit price of a unit sold to an investor in the offering. As of July 8, 2004, the entire principal and accrued interest on the bridge loan was converted in connection with the Share Exchange into 475,000 shares of the Company's common stock at $1.60 per share and warrants to acquire 88,433 shares of the common stock at an exercise price of $2.00 per share.

NOTE 7 -    CREDIT LINE WITH UNIVERSAL FINANZ HOLDING AG.

            On, October 25, 2004 the Company entered into a commitment letter with Universal Finanz Holding AG ("Universal") under which Universal offered to provide up to $50 million of credit support to be used as collateral security for the obligations of MRU Universal Guarantee Agency, Inc. (the "Guarantor"), a wholly owned subsidiary of the Company, as a guarantor of student loans and lines of credit arranged by the Company or banks and other financial institutions. Universal's commitment is conditioned on the satisfaction of certain conditions including the execution of an agreement providing Universal the right to purchase up to 65% ownership interest in the Guarantor and pay the purchase price for such ownership interest by releasing the Guarantor from its obligation to repay an equal amount of its outstanding obligations to Universal.

NOTE 8-     CREDIT LINE WITH NOMURA CREDIT & CAPITAL, INC.

            On February 4, 2005, MRU Lending, Inc. ("MRU Lending"), a wholly-owned subsidiary of MRU Holdings, Inc. ("the Company") entered into a credit agreement (the "Credit Agreement"), by and among Nomura Credit & Capital, Inc. as Agent ("Nomura"), a subsidiary of Nomura Holdings, Inc., and the institutions from time to time party thereto as lenders, pursuant to which the lenders have agreed to provide MRU Lending with a $165 million secured revolving credit facility for the origination and warehousing of private student loans. The loans under the Credit Agreement are secured by, among other things, a lien on all of the student loans financed under the Credit Agreement and any other student loans owned by MRU Lending and not otherwise released, together with a pledge of 100% of the capital stock of MRU Lending. The Credit Agreement contains terms and provisions (including representations, covenants and conditions) customary for transactions of this type. The Company paid $206,500 in deferred financing fees in association with the Credit Agreement. Amortization expense of $28,680 associated with the financing fees was included in the Statement of Operations for the six months ended June 30, 2005.

            The Credit Agreement also provides for customary events of default, including failure to pay principal, interest or fees when due, failure to comply with covenants, breaches of certain representations and warranties, the bankruptcy of MRU Lending or MRU Lending Holdco LLC, MRU Lending's direct parent and wholly-owned subsidiary of the Company, failure to maintain certain net worth ratios, a material adverse change in MRU Lending's ability to originate student loans, and failure of the Company to indirectly own 100% of the outstanding capital stock of MRU Lending. The facility will have a term of three years. As a result of this transaction, Nomura was granted a warrant, subject to certain terms and conditions, to purchase common stock of the Company equal to 27.5% ownership interest in the Company on a diluted basis.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 9-     PATENTS

            The Company has a patent pending for a business method. This business method enables the company to provide customized financial products to consumers.

NOTE 10-    COMMITMENTS AND CONTINGENCIES

            Employment Agreements

            The Company has four employment agreements with key management personnel. The terms of these agreements range between one and five years.

            Operating Leases

            The Company leases office and other corporate space under leases with terms between one and four years. Monthly payments under the current leases range between $1,525 and $29,459. The Company is required to pay its pro-rata share of costs relating to certain of the leased facilities.

            The following is a schedule by years of future minimum rental payments required under the operating leases which have an initial or remaining non-cancelable lease term in excess of one year as of June 30, 2005:

            For the Years Ending June 30,

                     2006                    $  561,072
                     2007                       502,226
                     2008                       390,689
                     2009                       324,050
                                             ----------
                                             $1,778,037
                                             ==========

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                 FOR THE SIX MONTHS ENDED JUNE 30. 2005 AND 2004
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 11-    SUBSEQUENT EVENTS

            On July 25, 2005, MRU Lending, Inc. ("MRUL"), a wholly-owned subsidiary of the Company entered into a definitive agreement with Doral Bank NY, FSB, ("the Bank"). The agreement provides for the Bank's origination of private student loans to qualified applicants participating in MRUL's private student loan program, the marketing of such program and solicitation and qualification of such applicants by MRUL and the sale by the Bank and purchase by MRUL of such student loans. The agreement between MRUL and the Bank is evidenced by a Loan Program Agreement and a Loan Sale Agreement both dated July 25, 2005. Pursuant to the Loan Program Agreement, the Bank has agreed to not originate or sell private student loans for or to any party other than MRUL. The Agreements have a 36 month term and are automatically renewable for up to two successive terms of 12 months.

            On September 20, 2005, the 2005 Annual Meeting of Stockholders was held at the principal offices of the Company. At the Annual Meeting the Company's stockholders voted on, and approved by requisite stockholder vote, the following matters: 1) the election of six directors to the Company's Board of Directors, 2) Adoption of the 2005 Consultant Incentive Plan, 3) Adoption of an Amendment and Restatement to the 2004 Omnibus Incentive Plan, and 4) Approval of an Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of preferred stock from 5,000,000 shares to 25,000,000.

                                                                       EXHIBIT C

                               MRU HOLDINGS, INC.
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page

      Condensed Consolidated Financial Statements (Unaudited)

           Condensed Consolidated Balance Sheet ..........................   C-2

           Condensed Consolidated Statements of Operations ...............   C-3

           Condensed Consolidated Statements of Cash Flows ...............   C-4

           Notes to Condensed Consolidated Financial Statements ..........   C-5

                               MRU HOLDINGS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                               September 30, 2005

                                 ASSETS
                                                                       2005
                                                                   ------------
CURRENT ASSETS:
  Cash and cash equivalents                                        $  3,748,019
  Accounts receivable                                                     6,500
  Collateral deposit - student loans                                    250,000
  Prepaid expenses and other current assets                             214,068
                                                                   ------------

    Total Current Assets                                              4,218,587
                                                                   ------------

  Fixed assets, net of depreciation                                     452,693
                                                                   ------------

OTHER ASSETS:
  Student loans receivable                                            7,962,903
  Security deposits                                                      32,963
  Deferred financing fees, net                                          160,612
                                                                   ------------

    Total Other Assets                                                8,156,478
                                                                   ------------

TOTAL ASSETS                                                       $ 12,827,758
                                                                   ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                            $  1,413,571
  Accrued payroll                                                       280,225
                                                                   ------------

      Total Current Liabilities                                       1,693,796
                                                                   ------------

LONG-TERM LIABILITIES:
  Notes payable                                                       6,420,843
  Deferred origination fee revenue                                      278,825
                                                                   ------------

      Total Long-term Liabilities                                     6,699,668
                                                                   ------------

      Total Liabilities                                               8,393,464
                                                                   ------------

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred Stock, $.001 par value; 25,000,000
        shares authorized and 3,171,148
        shares issued and outstanding                                     3,171
  Common Stock, $.001 par value; 200,000,000
      shares authorized, 13,749,574 issued and outstanding               13,749
  Additional paid-in capital                                         13,814,068
  Accumulated deficit                                                (9,396,694)
                                                                   ------------

      Total Stockholders' Equity (Deficit)                            4,434,294
                                                                   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY(DEFICIT)                $ 12,827,758
                                                                   ============

     The accompanying notes are an integral part of the financial statements

                               MRU HOLDINGS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                                   (Unaudited)

                                                       2005             2004
                                                  ------------     ------------

OPERATING REVENUE:
   Referral marketing fee income                  $        230     $         --
   Loan portfolio interest income                       39,124               --
   License income                                        9,334               --
                                                  ------------     ------------

       Total Operating Revenue                          48,688               --
                                                  ------------     ------------

COST OF SALES
   Referral marketing costs                             58,670               --
   Origination bank costs                               38,857               --
   Facility interest costs                              21,114               --
   Consulting and hosting                               15,350               --
   Trustee fees                                          6,500               --
   Servicing costs                                       2,330               --
                                                  ------------     ------------

       Total Cost of Sales                             142,821               --
                                                  ------------     ------------

GROSS (LOSS)                                           (94,133)              --
                                                  ------------     ------------

OPERATING EXPENSES
   General and administrative expenses               2,562,926          716,092
   Depreciation and amortization                        54,855              922
                                                  ------------     ------------

       Total Operating Expenses                      2,617,781          717,014
                                                  ------------     ------------

NET LOSS                                            (2,711,914)        (717,014)
                                                  ------------     ------------

OTHER INCOME (LOSS)
   Interest income                                      22,002            6,594
   Interest expense                                       (773)          (9,375)
                                                  ------------     ------------

        Total Other Income (Loss)                       21,229           (2,781)
                                                  ------------     ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES          (2,690,685)        (719,795)
   Provision for income taxes                               --               --
                                                  ------------     ------------

NET (LOSS)                                          (2,690,685)        (719,795)

LESS PREFERRED STOCK DIVIDEND                         (200,319)              --
                                                  ------------     ------------

LOSS APPLICABLE TO COMMON SHARES                  $ (2,891,004)    $   (719,795)
                                                  ============     ============

NET LOSS PER BASIC AND DILUTED SHARES             $      (0.21)    $      (0.06)
                                                  ============     ============

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                               13,687,923       13,073,640
                                                  ============     ============

     The accompanying notes are an integral part of the financial statements

                               MRU HOLDINGS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
                                   (Unaudited)

                                                                    2005           2004
                                                               -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                    $(2,891,004)   $  (719,795)
                                                               -----------    -----------
   Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization                                  54,855            922

  Changes in assets and liabilities
     Decrease in accounts receivable                                13,746             --
     (Increase) in student loans receivable                     (7,804,424)            --
     (Increase) in prepaid expenses and other current assets       (80,528)        (5,000)
     Decrease in security deposits                                 360,000             --
     Increase in accrued payroll                                    54,581             --
     Increase in deferred origination fee revenue                  271,437             --
     Increase in accounts payable and accrued expenses             665,318          9,375
                                                               -----------    -----------

     Total adjustments                                          (6,465,015)         5,297
                                                               -----------    -----------

     Net cash (used in) operating activities                    (9,356,019)      (714,498)
                                                               -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Acquisition of fixed assets                                  (217,267)            --
     Increase in notes payable                                   6,420,843             --
                                                               -----------    -----------

      Net cash provided by investing activities                  6,203,576             --
                                                               -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from conversion of warrants                             5,940             --
    Proceeds from sale of stock and equity - net of expenses            --      2,702,537
                                                               -----------    -----------

       Net cash provided by financing activities                     5,940      2,702,537
                                                               -----------    -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            (3,146,503)     1,988,039

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                  6,894,522        475,421
                                                               -----------    -----------

CASH AND CASH EQUIVALENTS - END OF PERIOD                      $ 3,748,019    $ 2,463,460
                                                               ===========    ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:
    Interest expense                                           $     1,060    $        --
                                                               ===========    ===========

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES:
    Issuance of common stock for conversion of bridge loan     $        --    $   750,000
                                                               ===========    ===========

     The accompanying notes are an integral part of the financial statements

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The condensed consolidated unaudited interim financial statements included herein have been prepared by MRU Holdings, Inc. and Subsidiaries (the "Company"), formerly Pacific Technology, Inc. without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The consolidated financial statements and notes are presented as permitted on Form 10-QSB and do not contain information included in the Company's annual consolidated statements and notes. For further information, these financial statements and related notes should be read in conjunction with the Company's audited financial statements for the year ended June 30, 2005 and the accompanying notes thereto. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make information presented not misleading. The results for the three months ended September 30, 2005 may not be indicative of the results for the entire year.

These condensed consolidated unaudited financial statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management are necessary for fair presentation of the information contained herein.

The Company was incorporated in Delaware on March 2, 2000 as Dr. Protein.Com, Inc. and on March 7, 2003 changed its name to Pacific Technology, Inc. On July 6, 2004 the Company changed its name to MRU Holdings, Inc. On May 20, 2005 the Board of Directors of the Company approved a change in the Company's year end from December 31st to June 30th.

On July 8, 2004 the Company acquired 100% of the outstanding capital stock of Iempower, Inc., a privately-held Delaware corporation doing business as MyRichUncle ("Iempower"), pursuant to a Share Exchange Agreement dated as of April 13, 2004 with Iempower and it stockholders in exchange for 6,863,433 shares of common stock $0.001 par value per share, which the Company issued to the stockholders of Iempower, together with 2,136,567 common stock purchase warrants to the warrant holders of Iempower (each warrant is exercisable to purchase one share of common stock, and the warrants have a weighted average exercise price of $0.45 per share). Concurrently, and in connection with the exchange of shares, the Company also sold 100% of the outstanding capital stock of its Nevada subsidiary, Pacific Technology, Inc., to four of the Company's principal stockholders prior to the exchange of shares in exchange for 9,325,000 shares of the Company's common stock, which has been retired.

Although the Company acquired Iempower as a result of the share exchange, the stockholders of Iempower hold a majority of the voting interest in the Company. Additionally, the share exchange resulted in Iempower's management and Board of Directors assuming operational control of the company. The Share Exchange has been accounted for as a reverse merger under the purchase method of accounting. Accordingly, Iempower will be treated as the continuing entity for accounting purposes and the historical financial statements presented will be those of Iempower.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

The Company has permanently discontinued the business of selling and distributing optical storage devices and has adopted the Iempower business plan directed primarily at providing students with funds for higher education using a proprietary approach of analyzing future repayment potential to profile and provide customized financial products to students. The Company receives financing requests from students, which the Company refers to lenders. The Company also proposes to originate federal loans, which are student loans guaranteed by the federal government and private loans. The Company also plans to offer its credit analysis, underwriting, and processing services to its channel partners, which include banks, student loan companies, and affinity marketing partners.

On September 20, 2005, the 2005 Annual Meeting of Stockholders was held at the principal offices of the Company. At the Annual Meeting the Company's stockholders voted on, and approved by requisite stockholder vote, the following matters: 1) the election of six directors to the Company's Board of Directors,
2) Adoption of the 2005 Consultant Incentive Plan, 3) Adoption of an Amendment and Restatement to the 2004 Omnibus Incentive Plan, and 4) Approval of an Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of preferred stock from 5,000,000 shares to 25,000,000.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The condensed consolidated financial statements include the accounts of the Company and all its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company records its revenue on the accrual basis, whereby revenue is recognized when earned and expenses recognized when incurred.

The Company follows SFAS 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases", whereby loan origination fees are deferred and recognized over the life of the loan as an adjustment of yield (interest income).

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. At September 30, 2005 and 2004, the Company's uninsured cash balances total $3,435,931 and $2,363,460, respectively.

Fixed Assets

Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

                  Computer network equipment         3-5 Years
                  Leasehold improvements             3 Years
                  Furniture and fixtures             5 Years

Income Taxes

The income tax benefit is computed on the pretax income (loss) based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

Advertising

The Company expenses the costs associated with advertising and marketing as incurred. Advertising and marketing expenses, included in the statements of operations for the three months ended September 30, 2005 and 2004 were $581,977 and $54,304 respectively.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(Loss) Per Share of Common Stock

Historical net (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.

The following is a reconciliation of the computation for basic and diluted EPS:

                                                   2005                2004
                                               ------------        ------------

Net (loss)                                     $ (2,891,004)       $   (719,795)
                                               ============        ============

Weighted-average common stock
  Outstanding (Basic)                            13,687,923          13,073,640

Weighted-average common stock
  equivalents:
    Stock options                                        --                  --
    Warrants                                             --                  --
                                               ------------        ------------

Weighted-average common stock
  outstanding (Diluted)                          13,687,923          13,073,640
                                               ============        ============

For September 30, 2005 and 2004, warrants were not included in the computation of diluted EPS because inclusion would have been antidilutive.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

Stock Based Compensation

The Company has elected to follow Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" (APB No. 25), and related interpretations, in accounting for their employee stock options rather than the alternative fair value accounting allowed by SFAS No. 123, "Accounting for Stock- Based Compensation", and has adopted the enhanced disclosure provisions of SFAS No. 148, "Accounting for Stock Base Compensation - Transition and Disclosures", an amendment of SFAS No. 123. APB No. 25 provides that the compensation expense relative to the Company's employee stock options is measured based on the intrinsic value of the stock option. SFAS No.123 requires companies that continue to follow APB No. 25 to provide a pro-forma disclosure of the impact of applying the fair value method of SFAS No. 123 and, as amended, SFAS 148.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

        NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In December 2004, the FASB issued Financial Accounting Standards No. 123 (revised 2004) (FAS 123R), "Share-Based Payment, "FAS123R replaces FAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123R requires compensation expense, measured as the fair value at the grant date, related to share-based payment transactions to be recognized in the financial statements over the period that an employee provides service in exchange for the award. The Company intends to adopt FAS 123R using the "modified prospective" transition method as defined in FAS 123R. Under the modified prospective method, companies are required to record compensation cost prospectively for the unvested portion, as of the date of adoption, of previously issued and outstanding awards over the remaining vesting period of such awards. FAS 123R is effective January 1, 2006. The Company is evaluating the impact of FAS 123R on its' results and financial position.

In May 2003, the FASB issued SFAS No. 150, "Accounting for certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS No. 150"). SFAS 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The adoption of SFAS No. 150 did not have a material effect on the Company's reported financial results.

NOTE 3-STUDENT LOAN RECEIVABLES

Student loan receivables are private student loans made to post-secondary and/or graduate students pursuing degree programs from selective colleges and universities in the United States of America. Private student loans are not guaranteed by any governmental entity and are unsecured consumer debt. Interest accrues on these loans from date of advance depending on the student borrower's choice of repayment option (deferred, interest payment only, and principal and interest payment). Origination fee revenue is recognized over the principal and interest servicing life of the loan.

MRU Lending has loan origination agreements with Doral Bank Federal Savings Bank New York, an affiliate of the Doral Financial Corporation, and Webbank, a Utah state chartered financial institution and a wholly owned subsidiary of WebFinancial Corporation.

The Doral-MRU Lending loan program is secured by a $2,000,000 ninety- day certificate of deposit held by MRU Lending at Doral Bank, with assignment rights to Doral Bank. Through September 30, 2005, the Doral-MRU Lending loan program has originated approximately $6,400,000 in private student loans.

NOTE 3-STUDENT LOAN RECEIVABLES (CONTINUED)

The Webbank-MRU Lending loan program is secured by a $250,000 money market account held by Webbank at Webbank. Through September 30, 2005, the Webbank-MRU Lending loan program has originated approximately $1,500,000 in private student loans.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 4-FIXED ASSETS

Fixed assets consist of the following at September 30, 2005:


                                                               2005
                                                          ---------

            Computer network equipment                    $ 520,070
            Leasehold improvements                           21,994
            Furniture and fixtures                            5,884
                                                          ---------
                                                            547,948
            Less: accumulated depreciation                  (95,255)
                                                          ---------

            Total fixed assets                            $ 452,693
                                                          =========

Depreciation expense for the three months ended September 30, 2005 and 2004 was $37,647 and $922, respectively.

NOTE 5-PROVISION FOR INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

There was no provision for income taxes for the three months ended September 30, 2005 and 2004.

At September 30, 2005 and 2004, the Company had accumulated deficits approximating $9,396,694 and $1,361,893 respectively, available to offset future taxable income through 2023.


                                                2005           2004
                                         -----------    -----------

            Deferred tax assets          $ 2,819,008    $   414,568
            Less: valuation allowance     (2,819,008)      (414,568)
                                         -----------    -----------

            Totals                       $        --    $        --
                                         ===========    ===========

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 6-STOCKHOLDERS' EQUITY

Common Stock

There were 200,000,000 shares of common stock authorized, with 13,749,574 and 13,082,182 shares issued and outstanding at September 30, 2005 and 2004, respectively. The par value for the common stock is $.001 per share.

The following details the stock transactions for the three months ended September 30, 2005.

The Company issued 6,000 shares of common stock upon the exercise of warrants at a value of $0.99 per share.

The Company issued 79,072 shares of common stock upon the conversion of preferred stock.

Preferred Stock

There were 25,000,000 shares of preferred stock authorized, with 3,171,148 and 0 issued and outstanding as of September 30, 2005 and 2004. The par value for the preferred shares is $.001 per share.

On January 27, 2005, the Company filed a Designation of Powers, Preferences and Rights of Series A Convertible Preferred Stock, par value $0.001 per share (the Certificate of Designation) with the Secretary of State of the State of Delaware. Pursuant thereto, the Company authorized 4,500,000 shares of its preferred stock to be designated as Series A Convertible Preferred Stock and issued or offered at a purchase price equal to $3.50 per share. A total of 3,250,006 shares of the Series A Preferred Stock has been sold by the Company in the private placement transaction

The Series A Preferred Stock is convertible at any time into common stock of the Company at a price of $3.50 per share subject to adjustment for future stock issuances, splits, dividends, and recapitalizations. Cumulative dividends of 4% per annum are payable quarterly in cash or additional shares of Series A Preferred Stock. The Series A Preferred Stock has no voting rights except on certain defaults in payment of dividends and as otherwise required by law.

The Company has the right to redeem the Series A Preferred Stock at any time if the common stock into which the shares of Series A Preferred Stock are to be converted has been registered and listed for trading on the market where the common stock of the Company is then traded and the closing price of the common stock exceeds a 15% premium of the conversion price per share for 20 out of 30 consecutive trading days.

In the event of a change in control of the Company, the holders of the shares of Series A Preferred Stock will have the right to request and receive, within the specified periods, redemption of their shares of Preferred Stock at $3.50 per share plus any accrued and unpaid dividends.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 6-STOCKHOLDERS' EQUITY (Continued)

Preferred Stock

On February 4, 2005, contemporaneously with and as a condition to the transaction described, the Company sold 3,250,006 shares of its Series A Convertible Preferred Stock (Series A Preferred Stock) at a price of $3.50 per share to certain accredited investors in a private placement transaction. The Company received gross aggregate proceeds of $11,375,000 from the sale of these securities.

Warrants

At September 30, 2005 and 2004 there were 11,407,906 and 3,021,654 warrants outstanding respectively.

NOTE 7-LONG TERM DEBT

On April 1, 2004, the Company received a bridge loan in the amount of $750,000, bearing interest at 5% per year based on a 360 day year. The note matures the earliest of 1.) September 30, 2004 or 2.) Consumation of the Share Exchange. If the Share Exchange is consummated prior to the maturity date, the Lender shall cause Pacific Technology and Brean Murray & Company to exchange the note for the number of units equal to the quotient obtained by dividing (a) the sum of the outstanding principal and all other amounts due hereunder on the date of the Share Exchange by (b) $1.60 (the per unit price of a unit sold to an investor in the offering. As of July 8, 2004, the entire principal and accrued interest on the bridge loan was converted in connection with the Share Exchange into 475,000 shares of the Company's common stock at $1.60 per share and warrants to acquire 88,433 shares of the common stock at an exercise price of $2.00 per share.

NOTE 8 -CREDIT LINE WITH UNIVERSAL FINANZ HOLDING AG

On, October 25, 2004 the Company entered into a commitment letter with Universal Finanz Holding AG ("Universal") under which Universal offered to provide up to $50 million of credit support to be used as collateral security for the obligations of MRU Universal Guarantee Agency, Inc. (the "Guarantor"), a wholly owned subsidiary of the Company, as a guarantor of student loans and lines of credit arranged by the Company or banks and other financial institutions. Universal's commitment is conditioned on the satisfaction of certain conditions including the execution of an agreement providing Universal the right to purchase up to 65% ownership interest in the Guarantor and pay the purchase price for such ownership interest by releasing the Guarantor from its obligation to repay an equal amount of its outstanding obligations to Universal.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 9-CREDIT LINE WITH NOMURA CREDIT & CAPITAL, INC.

On February 4, 2005, MRU Lending, Inc. ("MRU Lending"), an indirect wholly-owned subsidiary of MRU Holdings, Inc. ("the Company") entered into a credit agreement (the "Credit Agreement"), by and among Nomura Credit & Capital, Inc. as Agent ("Nomura"), a subsidiary of Nomura Holdings, Inc., and the institutions from time to time party thereto as lenders, pursuant to which the lenders have agreed to provide MRU Lending with a $165 million secured revolving credit facility for the origination and warehousing of private student loans. The loans under the Credit Agreement are secured by, among other things, a lien on all of the student loans financed under the Credit Agreement and any other student loans owned by MRU Lending and not otherwise released, together with a pledge of 100% of the capital stock of MRU Lending. The Credit Agreement contains terms and provisions (including representations, covenants and conditions) customary for transactions of this type.

The Credit Agreement also provides for customary events of default, including failure to pay principal, interest or fees when due, failure to comply with covenants, breaches of certain representations and warranties, the bankruptcy of MRU Lending or MRU Lending Holdco LLC, MRU Lending's direct parent and wholly-owned subsidiary of the Company, failure to maintain certain net worth ratios, a material adverse change in MRU Lending's ability to originate student loans, and failure of the Company to indirectly own 100% of the outstanding capital stock of MRU Lending. The facility will have a term of three years. As a result of this transaction, Nomura was granted a warrant, subject to certain terms and conditions, to purchase common stock of the Company equal to 27.5% ownership interest in the Company on a diluted basis.

As of September 30, 2005, MRU Lending obtained approximately $5,000,000 in financing against the Nomura line of credit by collateralization of loans originated through the Doral Bank FSB New York loan program.

NOTE 10-LOAN PROGRAM AGREEMENTS

On July 25, 2005, MRU Lending, Inc. ("MRUL"), a wholly-owned subsidiary of the Company entered into a definitive agreement with Doral Bank NY, FSB ("the Bank"). The agreement provides for the Bank's origination of private student loans to qualified applicants participating in MRUL's private student loan program, the marketing of such program and solicitation and qualification of such applicants by MRUL and the sale by the Bank and purchase by MRUL of such student loans. The agreement between MRUL and the Bank is evidenced by a Loan Program Agreement and a Loan Sale Agreement both dated July 25, 2005. Pursuant to the Loan Program Agreement, the Bank has agreed to not originate or sell private student loans for or to any party other than MRUL. The Agreements have a 36 month term and are automatically renewable for up to two successive terms of 12 months.

The balance due to the Bank for origination of loans approximates $1,419,000 as of September 30, 2005.

                       MRU HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004

NOTE 10-LOAN PROGRAM AGREEMENTS (CONTINUED)

On May 5, 2005, MRU Lending, Inc. ("MRUL"), a wholly-owned subsidiary of the Company entered into a definitive agreement with Webbank, a Utah state chartered financial institution. The agreement provides for the Bank's origination of private student loans to qualified applicants participating in MRU Lending's private student loan program, the marketing of such program and solicitation and qualification of such applicants by MRUL and the sale by the Bank and purchase by MRUL of such student loans. The agreement between MRUL and the Bank is evidenced by a Loan Program Agreement and a Loan Sale Agreement both dated May 5, 2005. Pursuant to the Loan Program Agreement, the Bank has agreed to not originate or sell private student loans for or to any party other than MRUL. The Agreements have a 36 month term and are automatically renewable for up to two successive terms of 12 months.

The Company has no balance due to the Bank for origination of loans as of September 30, 2005.

NOTE 11-PATENTS

The Company has a patent pending for a business method. This business method enables the company to provide customized financial products to consumers.

NOTE 12-COMMITMENTS AND CONTINGENCIES

Employment Agreements

The Company has three employment agreements with key management personnel. The terms of these agreements range between one and five years.

Operating Leases

The Company leases office and other corporate space under leases with terms between one and four years. Monthly payments under the current leases range between $1,525 and $29,459. The Company is required to pay its pro-rata share of costs relating to certain of the leased facilities.

The following is a schedule by years of future minimum rental payments required under the operating leases which have an initial or remaining noncancelable lease term in excess of one year as of September 30, 2005:

For the Twelve Months Ending September 30,

         2006                 $  542,229
         2007                    502,226
         2008                    390,689
         2009                    235,672
                              -----------

                              $1,670,816
                              ===========